UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO. _____)

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Filed by a Party other than the Registrant [ ]

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[   ] Preliminary Proxy Statement

[   ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[   ] Definitive Additional Materials

[   ] Soliciting Material Pursuant to Rule 14a-12

UST Global Private Markets Fund, LLC

(Name of Registrant as Specified in Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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UST Global Private Markets Fund, LLC

(the “Fund”)

One Bryant Park

New York, NY 10036

July 20, 2015

Dear Member:

I am writing to inform you of a Special Meeting (the “Meeting”) of Members of the Fund (“Members”) that will be held on August 6, 2015 at the offices of Bank of America, 225 Franklin Street, Boston, MA 02110, at 11:00 a.m. (Eastern Time). The formal notice of the Meeting and related materials are enclosed. At the Meeting, Members will vote on (i) a proposal to approve a new investment advisory agreement between the Fund and Neuberger Berman Management LLC (“NBM”), pursuant to which NBM would replace Merrill Lynch Alternative Investments LLC (“MLAI”) as the investment adviser of the Fund (the “New Advisory Agreement”), (ii) a proposal to approve an investment sub-advisory agreement between NBM and NB Alternatives Advisers LLC (“NBAA,” and together with NBM, “Neuberger Berman”), pursuant to which NBAA would serve as investment sub-adviser of the Fund (the “New Sub-Advisory Agreement”), and (iii) a proposal to elect four nominees proposed by the Board of Managers of the Fund (the “Board”) to serve as Managers of the Fund.

On June 22, 2015, MLAI entered into an Asset Purchase Agreement (the “Purchase Agreement”) with Neuberger Berman. Neuberger Berman is a global alternative asset manager with $251 billion in total funds under management as of March 31, 2015. Under the Purchase Agreement, MLAI agreed to sell to Neuberger Berman certain assets relating to the management and operation of various registered and unregistered investment companies operating principally as private equity funds of funds (“Funds of Funds”) currently managed by MLAI, including assets relating to the management and operations of the Fund, subject to the satisfaction of certain conditions (the “Transaction”). MLAI’s decision to sell these assets was based on its determination that serving as the investment adviser of these Funds of Funds is no longer consistent with MLAI’s primary business focus. NBM was selected by MLAI as the purchaser of MLAI’s Fund of Funds management business based on NBM’s interest in purchasing that business and following a due diligence process that assessed the investment expertise of Neuberger Berman, the quality of Neuberger Berman’s personnel and investment process and its ability to service investors.

In December 2014, MLAI advised the Board of its decision to sell its Funds of Funds business. After consideration of potential buyers, MLAI advised the Board that it believes that it would be in the best interests of the Fund and its Members for NBM to assume the role of investment adviser of the Fund. This proposal was thereafter carefully considered by the Board, and at a meeting of the Board held on June 25, 2015, the Board approved (i) the New Advisory Agreement for the Fund with NBM pursuant to which NBM would serve as the Fund’s investment adviser and (ii) the New Sub-Advisory Agreement between NBM and NBAA pursuant to which NBAA would serve as the Fund’s investment sub-adviser.

After giving consideration to all relevant factors and based, in part, on its review of the nature, scope and quality of services that are expected to be provided by Neuberger Berman, the Board determined to approve various matters necessary for NBM to succeed MLAI as investment adviser of the Fund and for NBAA to serve as sub-adviser to the Fund. Among other things, the Board approved the New Advisory Agreement and the New Sub-Advisory Agreement to enable NBM to serve as investment adviser of the Fund and NBAA to serve as the sub-adviser to the Fund and to assume responsibility for providing all of the services that are now provided to the Fund by MLAI. Each of the New Advisory Agreement and the New Sub-Advisory Agreement will become effective only if they are approved by the vote of a “majority of the outstanding voting securities” of the Fund, as defined by the Investment Company Act of 1940, as amended (the “1940 Act”). The terms of the New Advisory Agreement are materially the same as those of the Fund’s current investment advisory agreement with MLAI (the “Current Advisory Agreement”), except for the fact that NBM (rather than MLAI) will serve as the Fund’s investment adviser and be authorized, to the extent permitted by the Board and the 1940 Act, to engage an affiliate as sub-adviser. The Fund does not currently have a sub-adviser. The New Sub-Advisory Agreement provides for NBAA to serve as sub-adviser to the Fund, subject to the supervision of the Board and NBM. There will be no change in the fees payable by the Fund under the New Advisory Agreement, nor any expected increase in the expenses of the Fund as a result of the New Advisory Agreement. The New Sub-Advisory Agreement provides for fees to be payable by NBM to NBAA, but not additional fees to be payable by the Fund. In addition, Neuberger Berman has advised the Board that it does not expect to propose any change to the investment objective or investment policies of the Fund or otherwise to implement any material changes in the Fund’s investment program.

If the New Advisory Agreement and the New Sub-Advisory Agreement are approved at the Meeting (or any adjournment or postponement thereof), they will become effective upon consummation of the Transaction. In the event that Members do not approve both the New Advisory Agreement and the New Sub-Advisory Agreement, the Transaction will not be completed, and MLAI will continue to serve as the Fund’s investment adviser in accordance with the Current Advisory Agreement. In such event, MLAI and the Board will consider other options with respect to the management of the Fund.

The enclosed Proxy Statement, which you should read carefully, provides more detailed information about the proposals that will be acted upon at the Meeting and solicits your proxy to be voted at the Meeting.

The Board recommends that you vote “For” approval of the New Advisory Agreement, “For” approval of the New Sub-Advisory Agreement and “For” the election of the four nominees proposed by the Board to serve as Managers of the Fund. Approval of the New Sub-Advisory Agreement is contingent upon Member approval of the New Advisory Agreement. Approval of the four Board nominees is not contingent upon the approval of the New Advisory Agreement or the New Sub-Advisory Agreement.

You may vote at the Meeting if you were a Member of record of the Fund as of the close of business on June 29, 2015. Whether or not you plan to attend the Meeting, you can vote in one of three ways: (i) by marking, signing and returning the enclosed proxy card in the enclosed prepaid envelope; (ii) via the Internet at www.proxyvote.com and following the on-screen directions; or (iii) by using your touch-tone telephone. (Please see the enclosed information, as well as your proxy card, for additional instructions on how to vote.) You may also vote in person at the Meeting. Please call (866) 637-2587 for directions if you are planning to attend the Meeting. If you vote by Internet or by telephone, you do not need to mail your proxy card. If after voting you want to change your vote, you may do so by submitting a new proxy card, by submitting a new vote by touch-tone telephone or the Internet, or by revoking your proxy and voting in person at the Meeting.

Please call us at (866) 637-2587 if you have any questions regarding voting procedures.

It is important that your vote be represented. Please mark, sign and date the enclosed proxy card and return it in the envelope provided by mail or vote using the Internet or touch-tone telephone.

Thank you for your confidence and support.

Very truly yours,
/s/ Marina Belaya
Name:	Marina Belaya
Title:	Secretary

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UST Global Private Markets Fund, LLC

(the “Fund”)

One Bryant Park

New York, NY 10036

NOTICE OF SPECIAL MEETING OF MEMBERS

To be Held on August 6, 2015

To Members:

A Special Meeting of Members of the Fund (“Members”) will be held on August 6, 2015 at 11:00 a.m. (Eastern Time) at the offices of Bank of America, 225 Franklin Street, Boston, MA 02110 (the “Meeting”).

The Meeting has been called to (i) approve a new Investment Advisory Agreement (the “New Advisory Agreement”) between the Fund and Neuberger Berman Management LLC (“NBM”) pursuant to which NBM would serve as the Fund’s investment adviser, (ii) approve a new investment Sub-Advisory Agreement (the “New Sub-Advisory Agreement”) between NBM and NB Alternatives Advisers LLC (“NBAA”) pursuant to which NBAA would serve as the Fund’s investment sub-adviser, and (iii) elect four nominees proposed by the Board of Managers of the Fund (the “Board”) to serve as Managers of the Fund. These proposals are discussed in greater detail in the accompanying Proxy Statement.

You may vote at the Meeting if you were a Member of record of the Fund as of the close of business on June 29, 2015. If you attend the Meeting, you may vote in person. If you would like to attend the Meeting in person, please obtain directions by calling (866) 637-2587. Members who do not expect to attend the Meeting are urged to vote in one of three ways: (i) by marking, signing and returning the enclosed proxy card in the enclosed prepaid envelope; (ii) via the Internet at www.proxyvote.com and following the on-screen directions; or (iii) by using your touch-tone telephone. Signed but unmarked proxy cards will be counted in determining whether a quorum is present at the Meeting and will be voted “For” approval of the New Advisory Agreement, “For” approval of the New Sub-Advisory Agreement, “For” the election of the four nominees proposed by the Board to serve as Managers of the Fund and, in the discretion of the persons named as proxies, in connection with any other matters that may properly come before the Meeting or any adjournment or postponement thereof.

The Proxy Statement accompanying this Notice is also available along with the proxy card and any other proxy materials at www.proxyvote.com by entering the control number that appears on your proxy card.

The Fund will furnish, without charge, copies of its most recent annual and semi-annual reports to Members upon request. To request copies of these reports, please call (866) 637-2587 or write to Merrill Lynch Alternative Investments LLC, 250 Vesey Street, New York, NY 10080. You may also view or obtain these reports from the Securities and Exchange Commission (the “SEC”): (i) in person: at the SEC’s Public Reference Room in Washington, D.C.; (ii) by phone: 1-800-SEC-0330; (iii) by mail: Public Reference Section, Securities and Exchange Commission,

100 F Street, N.E., Washington, D.C. 20549 (duplicating fee required); (iv) by e-mail: publicinfo@sec.gov; or (v) by Internet: www.sec.gov.

If you have any questions, please call the Fund at (866) 637-2587.

By Order of the
Board of Managers

Each Member’s vote is important. The Meeting may be adjourned without conducting any business if a quorum is not present. In the event that a quorum is not present at the Meeting or if a quorum is present but sufficient votes to approve the New Advisory Agreement, approve the New Sub-Advisory Agreement or elect each of the four nominees to serve as Managers of the Fund are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies.

Your vote could be critical to enable the Fund to hold the Meeting as scheduled, so please vote in one of three ways: (i) by marking, signing and returning the enclosed proxy card in the enclosed prepaid envelope; (ii) via the Internet at www.proxyvote.com and following the on-screen directions; or (iii) by using your touch-tone telephone. Please see your proxy card for additional instructions on how to vote.

UST Global Private Markets Fund, LLC

(the “Fund”)

One Bryant Park

New York, NY 10036

SPECIAL MEETING OF MEMBERS

To Be Held on August 6, 2015

PROXY STATEMENT

This Proxy Statement is being furnished to members of the Fund (“Members”) by the Board of Managers of the Fund (the “Board”). The Board is requesting your proxy for use at a Special Meeting of Members (the “Meeting”) to be held at the offices of Bank of America, 225 Franklin Street, Boston, MA 02110, on August 6, 2015 at 11:00 a.m. (Eastern Time). Your proxy may also be voted at any adjournment or postponement of the Meeting.

At the Meeting, Members will vote on (i) a proposal (the “New Advisory Agreement Proposal”) to approve a new investment advisory agreement for the Fund (the “New Advisory Agreement”) with Neuberger Berman Management LLC (“NBM”) pursuant to which NBM would serve as the Fund’s investment adviser, (ii) a proposal (the “New Sub-Advisory Agreement Proposal”) to approve a new investment sub-advisory agreement between NBM and NB Alternatives Advisers LLC (“NBAA,” and together with NBM, “Neuberger Berman”), pursuant to which NBAA would serve as the Fund’s investment sub-adviser, and (iii) a proposal (the “Board Nominee Proposal,” and together with the New Advisory Agreement Proposal and the New Sub-Advisory Agreement Proposal, the “Proposals”) to elect four nominees proposed by the Board to serve as Managers of the Fund. Implementation of the New Sub-Advisory Agreement Proposal is contingent upon the approval of the New Advisory Agreement Proposal.

This Proxy Statement is first being mailed to Members on or about July 20, 2015. In addition to soliciting proxies by mail, officers of Merrill Lynch Alternative Investments LLC (“MLAI”), the Fund’s current investment adviser, and personnel of MLAI’s affiliates may solicit proxies by telephone or in person, without special compensation. MLAI has retained Broadridge Financial Solutions, Inc. (“Broadridge”), a third-party solicitor, to solicit proxies from Members. Broadridge may solicit proxies in person, by Internet or by telephone. The fees and expenses of the proxy solicitor (which are expected to be approximately $2,500), as well as all other costs associated with the solicitation and preparation of the Proxy Statement and with the Meeting, are being paid by both NBM and MLAI.

All properly executed proxies received before the Meeting will be voted at the Meeting and any adjournment or postponement thereof in accordance with the instructions marked thereon or otherwise as provided therein. If no instructions are marked, proxies will be voted “For” the New Advisory Agreement Proposal, “For” the New Sub-Advisory Agreement Proposal and “For” the Board Nominee Proposal, and will be voted in accordance with the judgment of the persons appointed as proxies on any other matters that may properly come before the Meeting or any adjournment or postponement thereof. Members who execute proxies retain the right to revoke them in person at the Meeting or by written notice received by the Fund at any time before they are voted. Proxies given by telephone or over the Internet may

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be revoked at any time before they are voted in the same manner that proxies submitted by mail may be revoked. In addition, you may revoke your proxy by voting in person at the Meeting. See “Voting Information – Revocation of Proxies and Abstentions.”

If a quorum is not present at the Meeting or if a quorum is present but sufficient votes to approve the New Advisory Agreement Proposal, the New Sub-Advisory Agreement Proposal or the Board Nominee Proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. See “Voting Information – Adjournments.”

The close of business on June 29, 2015 has been fixed as the record date (the “Record Date”) for the determination of Members entitled to notice of and to vote at the Meeting and any adjournment thereof.

Members are entitled to one vote with respect to each unit of limited liability company interests (“Units”) of the Fund held by the Member as of the Record Date (and a proportionate fractional vote in the case of fractional Units). As of the close of business on the Record Date, the Fund had 66,697.10 outstanding Units.

The Fund is a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund was established as a Delaware limited liability company on February 2, 2007 and commenced operations on July 1, 2008.

Copies of the Fund’s most recent annual report and semi-annual report are available upon request, without charge, by calling (866) 637-2587 or by writing to MLAI, One Bryant Park, New York, NY 10036. You may also view or obtain these reports from the Securities and Exchange Commission (the “SEC”): (i) in person: at the SEC’s Public Reference Room in Washington, D.C.; (ii) by phone: 1-800-SEC-0330; (iii) by mail: Public Reference Section, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549 (duplicating fee required); (iv) by e-mail: publicinfo@sec.gov; or (v) by Internet: www.sec.gov.

Information regarding persons known to own five percent or more of outstanding Units and information regarding the ownership of Units by persons serving on the Board (“Managers”) is contained in Exhibit 1 to this Proxy Statement.

Important Notice Regarding the Availability of Proxy Materials for Special Meeting of Members To Be Held on August 6, 2015

The following materials and information relating to this Proxy Statement are available at www.proxyvote.com by entering the control number that appears on your proxy card: (i) the Proxy Statement and accompanying Notice of Special Meeting of Members; (ii) proxy cards and any other proxy materials; and (iii) information on how to obtain directions to attend the Meeting in person.

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Table of Contents

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I.	Proposal 1: Approval of a New Investment Advisory Agreement.

After a review of the nature and goals of its business, MLAI recently determined to limit the focus of its alternative investments business of providing advice, guidance and distribution services relating to Funds of Funds, and to cease providing investment advice to or managing the Funds of Funds. Following that determination, MLAI sought to identify a buyer for its assets relating to the management and operation of the Funds of Funds. Neuberger Berman was selected by MLAI as the purchaser of MLAI’s Funds of Funds management business based on Neuberger Berman’s interest in purchasing that business and following a due diligence process that assessed the investment expertise of NBM, the quality of NBM’s personnel and investment process and its ability to service investors. Thereafter, on June 22, 2015, MLAI entered into an Asset Purchase Agreement with Neuberger Berman, pursuant to which MLAI agreed to sell to Neuberger Berman certain assets relating to the management and operation of various Funds of Funds, including the Fund, subject to the satisfaction of certain conditions (the “Transaction”).

In December 2014, MLAI advised the Board of its decision to sell its Funds of Funds business. MLAI initiated a search process to identify qualified candidates to serve as successor to MLAI to operate the Funds of Funds business. The Board subsequently met on March 26, 2015 to hear presentations from the multiple identified potential buyers. After consideration of these potential buyers, MLAI determined, and recommended to the Board that, it would be in the best interests of the Fund and its Members for NBM to assume the role of investment adviser to the Fund. To enable the Fund to continue receiving the full suite of advisory services currently provided by MLAI and necessary for the operations of the Fund, MLAI also recommended to the Board approval of the New Sub-Advisory Agreement between NBM and NBAA (as described in the New Sub-Advisory Agreement Proposal). On May 13, 2015, the Board held a telephonic meeting with MLAI and NBM to discuss these proposed arrangements. MLAI and Neuberger Berman have agreed to take various actions to facilitate the Transaction and to obtain necessary approvals of the Board and Members.

The New Advisory Agreement was thereafter carefully considered by the Board, and at a meeting of the Board held on June 25, 2015, the Board approved the New Advisory Agreement pursuant to which NBM would provide the Fund with investment advisory services. The Board also considered that, as described in the New Sub-Advisory Agreement Proposal, NBM intends to engage its affiliate, NBAA, as sub-adviser pursuant to the New Sub-Advisory Agreement, which provides that NBAA will provide the Fund with investment advisory services under the supervision of NBM and the Board. To become effective, the New Advisory Agreement must be approved by Members in accordance with the requirements of the 1940 Act. The terms of the New Advisory Agreement are materially the same as those of the Fund’s current investment advisory agreement with MLAI (the “Current Advisory Agreement”), except for the fact that NBM (rather than MLAI) will serve as the Fund’s investment adviser and be authorized, to the extent permitted by the Board and the 1940 Act, to engage an affiliate as sub-adviser. A copy of the New Advisory Agreement is contained in Exhibit 2 to this Proxy Statement.

There will be no change in the investment advisory fee payable by the Fund, nor any expected increase in the expenses of the Fund as a result of the Transaction. In addition, NBM has advised the Board that it does not expect to propose any change to the investment objective or investment policies of the Fund or otherwise to implement any material changes in the Fund’s

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investment program. NBM expects to propose that the Board appoint new officers for the Fund, effective upon the effectiveness of the New Advisory Agreement. Upon closing, NB Jupiter Associates LLC (“NBJA”), an affiliate of NBM, will become the Special Member of the Fund. The Special Member serves as the Fund’s “tax matters partner” for purposes of the Internal Revenue Code of 1986, as amended, and also will be entitled to collect an Incentive Carried Interest (as defined below) pursuant to the Fund’s limited liability company agreement and as described in the New Advisory Agreement.

The New Advisory Agreement was considered by the Board at meetings held on June 15, 2015 and June 25, 2015. At the meetings, the Board reviewed information relating to NBM, including materials relating to NBM’s business, personnel and financial resources, and met with and asked questions of senior personnel of NBM. The Board also reviewed the terms of the New Advisory Agreement.

The Board is currently comprised solely of persons who are not “interested persons,” as defined by the 1940 Act, of the Fund or MLAI (the “Independent Managers”), and in connection with its deliberations regarding matters relating to the New Advisory Agreement and the Transaction, the Independent Managers were represented and assisted by independent legal counsel.

After careful consideration of various matters, and evaluation of all factors deemed relevant, which are described below under “Board Consideration of New Advisory Agreement,” the New Advisory Agreement was approved by the Board at an in-person meeting held on June 25, 2015. The Board also approved the termination of the Current Advisory Agreement, effective upon the effectiveness of the New Advisory Agreement. If approved by Members, the New Advisory Agreement will become effective upon consummation of the Transaction, which is expected to occur on August 14, 2015 or as soon as practicable thereafter.

1940 Act Requirements.

Section 15(a) of the 1940 Act prohibits any person from serving as an investment adviser of a registered investment company, such as the Fund, except pursuant to a written contract that has been approved by the vote of a majority of the outstanding voting securities of the investment company. Therefore, the approval of the New Advisory Agreement by Members is required. If Members do not approve the New Advisory Agreement, MLAI will continue to serve as the Fund’s investment adviser in accordance with the Current Advisory Agreement and, in such event, MLAI and the Board will consider other options with respect to the management of the Fund.

If both the New Advisory Agreement and the New Sub-Advisory Agreement are approved by Members, the New Advisory Agreement will become effective and will have an initial term expiring two years from the date of its execution. The New Advisory Agreement may continue in effect from year to year after its initial term, provided that each such continuance is approved by: (i) the Board; or (ii) the vote of a majority of the outstanding voting securities (as defined by the 1940 Act) of the Fund; and that, in either event, such continuance also is approved by a majority of the Independent Managers, by vote cast in person at a meeting called for the purpose of voting on such approval.

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Neuberger Berman Management LLC.

NBM is an indirect, wholly-owned subsidiary of Neuberger Berman Group LLC (“NBG”) and provides investment advisory services to the Neuberger Berman open- and closed-end funds that are registered under the 1940 Act. NBG’s voting equity is owned by NBSH Acquisition, LLC (“NBSH”). NBSH is owned by portfolio managers, members of the NBG’s management team and certain of NBG’s key employees and senior professionals.1 Neuberger Berman’s private equity activities are conducted through NBAA, which is also an indirect, wholly-owned subsidiary of NBG and would serve as sub-adviser to the Fund. The offices of NBM and NBG are located at 605 Third Avenue, 41st Floor, New York, NY 10158.

The following chart sets forth the name, address and principal occupation of the senior professionals of NBM:

Name*	Principal Occupation
Robert Conti	President and Chief Executive Officer
Brian Kerrane	Managing Director and Chief Operating Officer
John McGovern	Senior Vice President and Head of Mutual Fund Administration
Chamaine Williams	Senior Vice President and Chief Compliance Officer
Andrew Allard	Senior Vice President and General Counsel

*The address of each individual listed is 605 Third Avenue, 41st Floor, New York, NY 10158.

Description of the New Advisory Agreement and Current Advisory Agreement.

MLAI (or a predecessor or affiliate of MLAI) has served as investment adviser of the Fund since commencement of the Fund’s operations on July 1, 2008. The Current Advisory Agreement was approved by the Board on October 17, 2007 and a restatement of the Current Advisory Agreement was approved on November 25, 2013 to reflect the transfer of the agreement from Bank of America Capital Advisors LLC (“BACA”), which along with MLAI is an indirect wholly-owned subsidiary of Bank of America Corporation, to MLAI effective December 31, 2013. As the successor of BACA, MLAI assumed all responsibilities for serving as the investment adviser of the Fund under the terms of the Current Advisory Agreement. The transfer of the advisory agreement from BACA to MLAI was not deemed to constitute an “assignment” of the Current Advisory Agreement. After its initial term of two years from the date of its execution, the Current Advisory Agreement continues in effect from year to year thereafter; provided that such continuance is approved at least annually (i) by the Board or by vote of a majority of the outstanding voting securities of the Fund, and (ii) by vote of a majority of the Independent Managers, cast in person at a meeting called for the purpose of voting on such approval. Such continuance was last approved at a meeting held on June 25, 2015.

The terms of the Current Advisory Agreement and the New Advisory Agreement are described generally below.

1 Employee ownership includes employees, recently retired employees and their permitted transferees.

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Advisory Services. Under the Current Advisory Agreement, MLAI is responsible for managing the investment activities of the Fund, subject to the supervision of the Board, in a manner consistent with the Fund’s investment objective, policies and restrictions, and for determining the investments to be purchased, sold or otherwise disposed of by the Fund. The Current Advisory Agreement also requires MLAI to provide various other management, administrative and other services to the Fund, including, among others: to supervise the entities retained to provide administration, custody and other services to the Fund; to handle to inquiries of Members regarding their investments and account balances; to assist in the preparation and mailing of subscription documents to prospective investors and of reports and other informational materials to Members; to assist in the preparation of regulatory filings; to monitor compliance with regulatory requirements; to review the accounting records of the Fund and to assist in the preparation of and review financial reports of the Fund; to review and arrange for the payment of Fund expenses; to assist in the preparation and filing of tax returns; to coordinate and organize meetings of the Board and meetings of Members, and to prepare materials and reports for use at meetings of the Board; and to review subscription documents and to assist in the processing of subscriptions for Units. In addition, pursuant to the terms of the Current Advisory Agreement, MLAI provides the services of persons employed by MLAI to serve as officers of the Fund and assists the Fund in routine regulatory examinations and in responding to any litigation, investigations or regulatory matters. The New Advisory Agreement requires that NBM provide these same services either directly or, if authorized by the Board and the 1940 Act, through an affiliated sub-adviser subject to NBM’s supervision. As described in the New Sub-Advisory Agreement Proposal, if approved by Members, NBM intends to engage its affiliate, NBAA, as sub-adviser to the Fund pursuant to the New Sub-Advisory Agreement, to provide a subset of these advisory services subject to the supervision of NBM and the Board.

Advisory Fee. In consideration of services provided by MLAI under the Current Advisory Agreement, the Fund pays MLAI a fee of 1.5% on capital commitments of Members (the “Advisory Fee”), with an annual 10% step-down (the “Step-down”) starting on the third anniversary of the Final Closing and continuing until the Advisory Fee reaches 0.25%. The Final Closing occurred on December 31, 2009, which means that the Step-down started on January 1, 2013. No Advisory Fee was paid by the Fund until the Final Closing. For the fiscal year ended March 31, 2015, the Fund incurred Advisory Fees totaling $1,146,977.

MLAI is also entitled to collect an Incentive Carried Interest (as defined below) from the Fund after the fourth anniversary of the Final Closing. Under the Current Advisory Agreement, after Members have received distributions equal to 125% of their drawn commitments, all future distributions will be split 90% to Members (including MLAI) pro rata in accordance with their respective drawn commitments and 10% to MLAI (the “Incentive Carried Interest”). The Incentive Carried Interest is paid in addition to the Advisory Fee. At March 31, 2015, the accrued and unpaid Incentive Carried Interest was $1,969,257. The same Advisory Fee and Incentive Carried Interest will be payable to NBM and NBJA, respectively, under the New Advisory Agreement.

Liability and Indemnification. The Current Advisory Agreement requires that MLAI use its best efforts in the supervision and management of the investment activities of the Fund and in providing services, but provides that, in the absence of willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Current Advisory Agreement, MLAI

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(and its directors, officers and employees and its affiliates, successors or other legal representatives) shall not be liable to the Fund for any error of judgment, for any mistake of law, for any act or omission by MLAI or any of its affiliates or for any loss suffered by the Fund. In addition, the Current Advisory Agreement requires that the Fund indemnify MLAI and its directors, officers or employees and their respective affiliates, executors, heirs, assigns, successors or other legal representatives against any and all costs, losses, claims, damages or liabilities, joint or several, including, without limitation, reasonable attorneys’ fees and disbursements, resulting in any way from the performance or non-performance of any such person’s duties with respect to the Fund, except those resulting from their willful misconduct, bad faith or gross negligence or their reckless disregard of such duties, and in the case of criminal proceedings, unless they had reasonable cause to believe their actions unlawful. The provisions of the New Advisory Agreement relating to liability and indemnification are the same as those of the Current Advisory Agreement.

Effective Date and Term. The Current Advisory Agreement was approved by the Board on October 17, 2007, had an initial term of two years from the date of its execution, and continues in effect from year to year thereafter; provided that such continuance is approved at least annually (i) by the Board or by vote of a majority of the outstanding voting securities of the Fund (as defined by the 1940 Act and the rules thereunder), and (ii) by vote of a majority of the Independent Managers, cast in person at a meeting called for the purpose of voting on such approval. The provisions of the New Advisory Agreement relating to the term of effectiveness of the New Advisory Agreement are the same as those of the Current Advisory Agreement, except that the New Advisory Agreement will become effective upon consummation of the Transaction and will have an initial term expiring two years from the date of its execution.

Termination. The Fund has the right, at any time and without payment of any penalty, to terminate the Current Advisory Agreement upon sixty days’ prior written notice to MLAI, either by majority vote of the Board or by the vote of a majority of the outstanding voting securities of the Fund (as defined by the 1940 Act and the rules thereunder). MLAI has a similar right to terminate the Current Advisory Agreement upon sixty days’ prior written notice to the Fund. In addition, the Current Advisory Agreement provides for its automatic termination in the event of its assignment (to the extent required by the 1940 Act and the rules thereunder) unless such automatic termination is prevented by an exemptive order or rule of the SEC. The New Advisory Agreement has the same termination provisions.

Board Consideration of New Advisory Agreement.

In determining whether to approve the New Advisory Agreement and to recommend its approval by Members, the Board requested, received and considered all information it deemed reasonably necessary to evaluate and to assess the terms of the New Advisory Agreement and the qualifications and ability of NBM to provide or, to the extent delegated to an affiliated sub-adviser, supervise the provision of all necessary services to the Fund and achieve a level of quality comparable to the quality of services now provided to the Fund by MLAI. The Board, which is comprised solely of the Independent Managers, reviewed various materials furnished to it by NBM, including information regarding Neuberger Berman, its personnel and affiliates (especially its affiliated sub-adviser, NBAA, as described in the New Sub-Advisory Agreement Proposal), its experience in providing investment advisory services to investment companies

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(including those registered under the 1940 Act), its operations, and its financial condition and resources. The Board also reviewed written evaluations from a third-party due diligence firm (the “Due Diligence Firm”) and MLAI representatives, including from the Fund’s chief compliance officer, of Neuberger Berman’s operational, legal and compliance capabilities, as well as other due diligence reports prepared by MLAI representatives initially for the review of MLAI’s senior management. The Board held three in-person meetings and one telephonic conference during which it discussed and considered the New Advisory Agreement Proposal and to retain NBM as the investment adviser of the Fund. In connection with these deliberations, the Independent Managers were advised by and received assistance from independent counsel. They also met in executive sessions with their independent counsel to review the New Advisory Agreement Proposal and to receive the advice of such counsel on various matters relating to the New Advisory Agreement Proposal.

At its meetings to consider this matter, the Board met with representatives of Neuberger Berman and discussed with them various matters relating to the operations of the Fund and NBM, including the plans of NBM relating to the management of the Fund’s investment program and its intentions regarding the allocation of appropriate financial, operational and personnel resources to assure the quality of services provided to the Fund. In particular, the Board discussed NBM’s intention to engage NBAA as sub-adviser to provide the advisory services to the Fund, subject to NBM’s supervision. The representatives of Neuberger Berman provided information to the Independent Managers regarding, and reviewed the experience and qualifications of, Neuberger Berman’s key personnel who would be responsible for providing investment, accounting and compliance related services to the Fund and involved in the Fund’s day-to-day operations, and those individuals made presentations to the Board indicating, among other items, that NBM does not contemplate material changes to the Fund’s investment program. Representatives of Neuberger Berman responded to questions of the Independent Managers regarding these matters and the plans of Neuberger Berman relating to the staffing and the resources that would be available to support the various functions required in connection with the Fund’s operations (including investment selection, portfolio construction, operational due diligence, financial accounting and reporting, and regulatory and tax compliance).

The Board also met with representatives of the Due Diligence Firm and MLAI who had conducted due diligence reviews of the operations of NBM and reviewed with such representatives their observations and findings regarding the experience, operations, systems, compliance infrastructure and staffing of Neuberger Berman and the qualifications of NBM to serve as investment adviser and NBAA to serve as sub-adviser of the Fund. The Due Diligence Firm and MLAI representatives responded to questions of the Independent Managers with respect to these matters. The Board also understood that both MLAI and the Due Diligence Firm were completing further business, legal and compliance due diligence on Neuberger Berman, to be presented to the Board at a later date, and the Board advised Neuberger Berman and MLAI, and each agreed, that Neuberger Berman would not assume its role replacing MLAI until such due diligence was completed and its results were satisfactory to the Board.

Based on its review, which included consideration of the written materials provided to the Board, consideration of various commitments and assurances provided by representatives of NBM and MLAI, and consideration of all other pertinent factors, including, but not limited to, those discussed in this Proxy Statement, the Board determined the New Advisory Agreement

6

was in the best interests of the Fund and its Members and approved the New Advisory Agreement. In approving the New Advisory Agreement, the Board determined that NBM through its affiliate, NBAA, can be expected to provide all necessary investment advisory services to the Fund and to provide services of appropriate quality and also determined that the New Advisory Agreement, together with the New Sub-Advisory Agreement, will enable the Fund to continue to receive investment advisory and related services at a cost that is reasonable and appropriate. No single factor was considered in isolation in making this determination, nor was any single factor considered to be determinative to the Board’s decision to approve the New Advisory Agreement.

In considering the New Advisory Agreement, the Board evaluated the nature, extent and expected quality of operations and services to be provided by Neuberger Berman to the Fund. The Board determined, in this regard, that NBM, through NBAA, and its personnel had significant experience in serving as the investment adviser of investment companies that pursue investment programs similar to that of the Fund. After consideration of relevant information, and based on the commitments and assurances that have been provided by NBM and MLAI, the Board concluded that it was satisfied with the nature, expected quality and extent of services to be provided by NBM.

The Board also considered the terms of the New Advisory Agreement and noted that the Current Advisory Agreement and the New Advisory Agreement are the same in all material respects and that there will be no change in the fees payable by the Fund for investment advisory services. In this regard, the Board compared the advisory fee payable by the Fund and overall expense level of the Fund to those of similar funds, including other registered and unregistered investment companies advised by NBM and its affiliates (“NBM Funds”). Based on this review, the Board determined that the anticipated fees and expense ratio of the Fund supported their approval of the New Advisory Agreement.

The Board reviewed and discussed the investment performance of NBM Funds that have investment programs similar to that of the Fund, and determined that the historical performance of these funds supported its approval of the New Advisory Agreement. Because Neuberger Berman had not commenced services under the New Advisory Agreement, the Board was unable to consider historical information about the profitability of the Fund to Neuberger Berman. However, the Board noted that such profitability information would be provided and reviewed in connection with future proposed continuances of the New Advisory Agreement and that the aggregate fee rate remained unchanged. Similarly, the Board recognized its responsibility to consider the possibility of future economies of scale, and concluded that future economies of scale were unlikely as the Fund continues to focus on the realization and monitoring of its assets and will not issue any additional Units. The potential benefits to Neuberger Berman of its relationship with the Fund were also considered. The Board also considered information relating to the financial condition and financial resources of Neuberger Berman and determined it relevant that Neuberger Berman can be expected to have the financial resources necessary to support and assure the quality of services provided to the Fund. The Board also considered that certain of MLAI’s senior investment personnel currently engaged in the operations and management of the Fund are expected to accept employment with Neuberger Berman upon the consummation of the Transaction and will continue to perform certain portfolio management services for the Fund.

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Based on its consideration of and determinations with respect to the foregoing information and factors, the Board determined to approve the New Advisory Agreement and determined to recommend that it be approved by Members.

Required Vote.

Approval of the New Advisory Agreement by Members requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which, for this purpose, means the affirmative vote of: (1) holders of 67% or more of outstanding Units present (in person or represented by proxy) at the Meeting, if the holders of more than 50% of outstanding Units are present or represented by proxy at the Meeting, or (2) holders of more than 50% of outstanding Units, whichever is less. In the event that Members do not approve both the New Advisory Agreement and the New Sub-Advisory Agreement, MLAI will continue to serve as the Fund’s investment adviser in accordance with the Current Advisory Agreement and, in such event, MLAI and the Board will consider other options with respect to the management of the Fund.

THE BOARD RECOMMENDS THAT MEMBERS VOTE “FOR” THE PROPOSAL TO APPROVE THE NEW ADVISORY AGREEMENT.

II.	Proposal 2: Approval of a New Sub-Advisory Agreement.

As noted above, at a meeting of the Board held on June 25, 2015, the Board, including all of the Board’s Independent Managers, approved the New Advisory Agreement between the Fund and NBM and the New Sub-Advisory Agreement between NBM and NBAA, pursuant to which NBAA would serve as the Fund’s investment sub-adviser. In approving the New Advisory Agreement and the New Sub-Advisory Agreement, the Board noted that there will be no change in the investment advisory fee payable by the Fund, nor any expected increase in the expenses of the Fund as a result of the New Advisory Agreement or the New Sub-Advisory Agreement. The terms of the New Advisory Agreement, including the fees payable by the Fund under the New Advisory Agreement, are substantively identical to those of the Current Advisory Agreement, with no additional fees borne by the Fund under the New Sub-Advisory Agreement, and, for this reason, the implementation of the New Sub-Advisory Agreement between NBM and NBAA would not increase the overall advisory fees paid by the Fund. A copy of the New Sub-Advisory Agreement is contained in Exhibit 3 to this Proxy Statement.

The New Sub-Advisory Agreement was considered by the Board at meetings held on June 15, 2015 and June 25, 2015. At the meetings, the Board reviewed information relating to Neuberger Berman, including NBAA, including materials relating to Neuberger Berman’s business, personnel and financial resources, and met with and asked questions of senior personnel of Neuberger Berman, including NBAA. The Board also reviewed the terms of the New Sub-Advisory Agreement.

The Board is currently comprised solely of persons who are not “interested persons,” as defined by the 1940 Act, of the Fund or MLAI, and in connection with its deliberations regarding matters relating to the New Sub-Advisory Agreement and the Transaction, the Independent Managers were represented and assisted by independent legal counsel.

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After careful consideration of various matters, and evaluation of all factors deemed relevant, which are described below under “Board Consideration of New Sub-Advisory Agreement,” the New Sub-Advisory Agreement was approved by the Board at an in-person meeting held on June 25, 2015. If approved by Members, the New Sub-Advisory Agreement will become effective upon consummation of the Transaction, which is expected to occur on August 14, 2015 or as soon as practicable thereafter. Approval of the New Sub-Advisory Agreement is contingent upon Member approval of the New Advisory Agreement.

1940 Act Requirements.

Section 15(a) of the 1940 Act prohibits any person from serving as an investment adviser, including as a sub-adviser, of a registered investment company, such as the Fund, except pursuant to a written contract that has been approved by the vote of a majority of the outstanding voting securities of the investment company. Therefore, the approval of the New Sub-Advisory Agreement by Members is required. If Members do not approve the New Advisory Agreement and the New Sub-Advisory Agreement, MLAI will continue to serve as the Fund’s investment adviser in accordance with the Current Advisory Agreement and, in such event, MLAI and the Board will consider other options with respect to the management of the Fund.

If the New Advisory Agreement and the New Sub-Advisory Agreement are approved by Members, the New Sub-Advisory Agreement will become effective and will have an initial term expiring two years from the date of its execution. The New Advisory Agreement may continue in effect from year to year after its initial term, provided that each such continuance is approved by: (i) the Board; or (ii) the vote of a majority of the outstanding voting securities (as defined by the 1940 Act) of the Fund; and that, in either event, such continuance also is approved by a majority of the Independent Managers, by vote cast in person at a meeting called for the purpose of voting on such approval.

NB Alternatives Advisers LLC.

NBAA is an indirect, wholly-owned subsidiary of NBG, and manages the private equity activities of Neuberger Berman. NBG’s voting equity is owned by NBSH. NBSH is owned by portfolio managers, members of the NBG’s management team and certain of NBG’s key employees and senior professionals.2 NBAA (through a predecessor in interest) managed its first private equity fund portfolio beginning in 1987, and currently manages over $25 billion of investor commitments across primary funds, co-investments, secondary investments and direct strategies. NBAA’s Private Investment Portfolios group, with over $13 billion of assets, is responsible for the implementation of NBAA’s strategic partnerships and commingled funds composed of primaries, secondaries and co-investments. NBAA maintains active relationships with over 200 private equity firms. Over the last five years, NBAA has committed on average approximately $1 billion of capital to private equity funds and direct investments annually. Its global, over 70 person-investment team is experienced across private equity classes such as primary and secondary fund investing, co-investing in equity and debt securities of private companies, and directly sourcing and executing private equity and private debt investments.

2 Employee ownership includes employees, recently retired employees and their permitted transferees.

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The offices of NBAA and NBG are located at 605 Third Avenue, 41st Floor, New York, NY 10158.

The following chart sets forth the name, address and principal occupation of the senior professionals of NBAA:

Name*	Principal Occupation
Anthony Tutrone	Managing Director and Global Head of Neuberger Berman Alternatives
Peter Von Lehe	Managing Director
Christian Neira	Managing Director and General Counsel of Neuberger Berman Alternatives
Yonah Feder	Senior Vice President and Chief Compliance Officer

*The address of each individual listed is 605 Third Avenue, 41st Floor, New York, NY 10158.

Description of the New Sub-Advisory Agreement.

The Fund does not currently have a sub-adviser. The New Sub-Advisory Agreement provides for NBAA to serve as the sub-adviser of the Fund. The terms of the New Sub-Advisory Agreement are described generally below.

Sub-Advisory Services. The New Sub-Advisory Agreement provides that, subject to the supervision of the Board and NBM, NBAA will be responsible for providing a continuous investment program for the Fund and for determining the composition of the assets of the Fund, including the determination of the purchase, retention or sale of the securities or instruments, cash and other investments contained in the Fund’s portfolio. The New Sub-Advisory Agreement also provides that NBAA will conduct investment research and a continuous program of evaluation, investment, sales and reinvestment of the Fund’s assets. NBAA will also work with and assist NBM with any administrative functions that NBM is required to perform under the New Advisory Agreement.

Sub-Advisory Fee. The New Sub-Advisory Agreement provides that NBM will pay to NBAA a sub-advisory fee in an amount to be determined from time to time by NBM and NBAA but in no event in excess of the amount that NBM actually received for providing services to the Fund pursuant to the New Advisory Agreement. The New Sub-Advisory Agreement provides that NBM will initially pay to NBAA, on a monthly basis, a sub-advisory fee equal to 90% of the Advisory Fee received by NBM from the Fund per annum under the New Advisory Agreement.

Liability and Indemnification. The New Sub-Advisory Agreement provides that NBAA will use its best efforts in the supervision and management of the investment activities of the Fund and in providing services under the New Sub-Advisory Agreement, but in the absence of willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the New Sub-Advisory Agreement, NBAA, its directors, officers or employees and its affiliates, successors or other legal representatives (“NBAA Affiliates”), will not be liable to the Fund for any error of judgment, for any mistake of law, for any act or omission by NBAA or any NBAA Affiliate or for any loss suffered by the Fund. The Fund will not be deemed to have waived any rights it may have against NBAA under federal or state securities laws. The Fund will indemnify

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NBAA and its directors, officers or employees and their respective affiliates, executors, heirs, assigns, successors or other legal representatives against any and all costs, losses, claims, damages or liabilities, joint or several, including, without limitation, reasonable attorneys’ fees and disbursements, resulting in any way from the performance of non-performance of any indemnified person’s duties with respect to the Fund, except those resulting from the willful misconduct, bad faith or gross negligence of an indemnified person or the indemnified person’s reckless disregard of such duties, and in the case of criminal proceedings, unless such indemnified person had reasonable cause to believes its actions unlawful.

Effective Date and Term. The New Sub-Advisory Agreement provides for an initial term of two years from the date of its execution, and continues in effect from year to year thereafter; provided that such continuance is approved in the manner required by the 1940 Act.

Termination. The New Sub-Advisory Agreement may be terminated at any time, without the payment of any penalty, by the Board, by a vote of a majority of the outstanding securities of the Fund or by NBM on not less than sixty days’ written notice to NBAA. NBAA has a similar right to terminate the New Sub-Advisory Agreement on not less than thirty nor more than sixty days’ written notice to NBM. In addition, the New Sub-Advisory Agreement provides for its automatic termination in the event of its assignment or upon the termination of the New Advisory Agreement.

Board Consideration of New Sub-Advisory Agreement.

Based on its consideration of and determinations with respect to the foregoing information and factors, including the approvals set forth above under the caption “Board Consideration of New Advisory Agreement,” the Board determined to approve the New Sub-Advisory Agreement and determined to recommend that it be approved by Members.

Required Vote.

Approval of the New Sub-Advisory Agreement by Members requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which, for this purpose, means the affirmative vote of: (1) holders of 67% or more of outstanding Units present (in person or represented by proxy) at the Meeting, if the holders of more than 50% of outstanding Units are present or represented by proxy at the Meeting, or (2) holders of more than 50% of outstanding Units, whichever is less. In the event that Members do not approve both the New Advisory Agreement and the New Sub-Advisory Agreement, MLAI will continue to serve as the Fund’s investment adviser in accordance with the Current Advisory Agreement and, in such event, MLAI and the Board will consider other options with respect to the management of the Fund.

THE BOARD RECOMMENDS THAT MEMBERS VOTE “FOR” THE PROPOSAL TO APPROVE THE NEW SUB-ADVISORY AGREEMENT. APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT IS CONTINGENT UPON MEMBER APPROVAL OF THE NEW ADVISORY AGREEMENT.

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III.	Proposal 3: Election of Four Nominees to Serve as Managers of the Fund.

At the Meeting, Members will vote on a proposal to elect four persons nominated by the Board to serve as Managers. The nominees are: Alan Brott, Victor F. Imbimbo, Jr., Stephen V. Murphy and Thomas G. Yellin. Messrs. Brott, Imbimbo, Murphy and Yellin currently serve as members of the boards of managers of certain funds that are also advised by MLAI. If elected, each of Messrs. Brott, Imbimbo, Murphy and Yellin would be an Independent Manager of the Fund. The existing Managers, each of which has served as an Independent Manager of the Fund since its inception, are Virginia G. Breen, Jonathan B. Bulkeley and Thomas F. McDevitt, and they will, with the exception of Mr. Bulkeley, continue to serve as such irrespective of whether Messrs. Brott, Imbimbo, Murphy or Yellin are elected. Mr. Bulkeley, who currently serves as an Independent Manager of the Fund, has determined not to continue to serve as a Manager of the Fund and will cease to serve as a Manager effective upon the election of Managers at the Meeting.

The provisions of the 1940 Act require that a majority of the Managers be elected by Members and allow the appointment of a new Manager by the Board to fill a vacancy on the Board only if, after such appointment, at least two-thirds of the Managers have been elected by Members. In order for Messrs. Brott, Imbimbo, Murphy and Yellin to qualify as Managers toward this two-thirds majority, the Fund is seeking your vote.

The persons named as proxies on the accompanying proxy card intend, in the absence of contrary instructions, to vote all proxies they are entitled to vote in favor of the election of the four nominees named above. The nominees each have consented to stand for election and to serve if elected. If elected, a nominee will serve for a term of indefinite duration until his successor is approved and elected, unless he is sooner removed, sooner resigns or sooner is incapacitated, as the case may be. If any nominee should be unable to serve, an event that is not now anticipated, the persons named as proxies will vote for such replacement nominee as may be designated by the Board.

Biographical Information.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Portfolios in Fund Complex Overseen by Manager*

Board Nominees

Alan Brott c/o UST Global Private Markets Fund, LLC 225 High Ridge Road Stamford, CT 06905 (Born 1942)	N/A	N/A	Consultant (since 10/91); Associate Professor, Columbia University (since 2000); Former Partner of Ernst & Young. Mr. Brott serves as a manager of Excelsior Private Markets Fund II (Master), LLC, Excelsior Private Markets Fund II (TI), LLC, Excelsior Private Markets Fund II (TE), LLC, Excelsior Private Markets Fund III (Master), LLC, Excelsior Private Markets Fund III (TI), LLC and Excelsior Private Markets Fund III (TE), LLC. He is	8
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Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Portfolios in Fund Complex Overseen by Manager*
			also a director of Grosvenor Registered Multi-Strategy Master Fund, LLC, Grosvenor Registered Multi-Strategy Fund (TI 1), LLC, Grosvenor Registered Multi-Strategy Fund (TI 2), LLC, and Grosvenor Registered Multi-Strategy Fund (W), LLC, a director of Man FRM Alternative Multi-Strategy Fund, LLC, and a director of Stone Harbor Investment Funds (5 funds), Stone Harbor Emerging Markets Income Fund and Stone Harbor Emerging Markets Total Income Fund.

Victor F. Imbimbo, Jr. c/o UST Global Private Markets Fund, LLC 225 High Ridge Road Stamford, CT 06905 (Born 1952)	N/A	N/A	President and CEO of Caring Today, LLC, a leading information resource for the family caregivers market; Former Executive Vice President of TBWA/New York and Former President for North America with TBWA/WorldHealth, a division of Omnicon Group. Mr. Imbimbo serves as a manager of Excelsior Private Markets Fund II (Master), LLC, Excelsior Private Markets Fund II (TI), LLC, Excelsior Private Markets Fund II (TE), LLC, Excelsior Private Markets Fund III (Master), LLC, Excelsior Private Markets Fund III (TI), LLC and Excelsior Private Markets Fund III (TE), LLC, and Excelsior Venture Partners III, LLC, and a director of Man FRM Alternative Multi-Strategy Fund, LLC.	8

Stephen V. Murphy c/o UST Global Private Markets Fund, LLC 225 High Ridge Road Stamford, CT 06905 (Born 1945)	N/A	N/A	President of S.V. Murphy & Co, Inc., an investment banking firm. Mr. Murphy serves as a manager of Excelsior Private Markets Fund II (Master), LLC, Excelsior Private Markets Fund II (TI), LLC, Excelsior Private Markets Fund II (TE), LLC, Excelsior Private Markets Fund III (Master), LLC, Excelsior Private Markets Fund III (TI), LLC, Excelsior Private Markets Fund III (TE), LLC and Excelsior Venture Partners III, LLC, a director of Man FRM Alternative Multi-Strategy Fund, LLC, and a director of The First of Long Island Corporation, The First National Bank of Long Island and former director of Bowne & Co., Inc. (1/06 to 11/10).	8

Thomas G. Yellin c/o UST Global Private Markets Fund, LLC 225 High Ridge Road Stamford, CT 06905 (Born 1954)	N/A	N/A	President of The Documentary Group (since 6/06); Former President of PJ Productions (from 8/02 to 6/06); Former Executive Producer of ABC News (from 8/89 to 12/02). Mr. Yellin serves as a manager of Excelsior Private Markets Fund II (Master), LLC, Excelsior Private Markets Fund II (TI), LLC, Excelsior Private Markets Fund II (TE), LLC, Excelsior Private Markets Fund III (Master), LLC, Excelsior Private Markets Fund III (TI), LLC and	7
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Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Portfolios in Fund Complex Overseen by Manager*
			Excelsior Private Markets Fund III (TE), LLC. He is also a director of Grosvenor Registered Multi-Strategy Master Fund, LLC, Grosvenor Registered Multi-Strategy Fund (TI 1), LLC, Grosvenor Registered Multi-Strategy Fund (TI 2), LLC, and Grosvenor Registered Multi-Strategy Fund (W), LLC and a director of Man FRM Alternative Multi-Strategy Fund, LLC.

Independent Managers

Virginia G. Breen c/o UST Global Private Markets Fund, LLC 225 High Ridge Road Stamford, CT 06905 (Born 1964)	Manager (Chair)	Term — Indefinite; Length — since inception	Partner, Chelsea Partners (7/11 to present); Partner, Sienna Ventures (2003 to 12/11); Partner, Blue Rock Capital (8/95 to 12/11). Also a director of Modus Link Global Solutions, Inc. (4/01 to 12/13); a director of Jones Lang LaSalle Property Trust, Inc., and manager of A&Q Aggregated Alpha Strategies Fund LLC (formerly, O’Connor Fund of Funds: Aggregated Alpha Strategies LLC), A&Q Alternative Fixed-Income Strategies Fund LLC (formerly, O’Connor Fund of Funds: Alternative Fixed-Income Strategies LLC and O’Connor Fund of Funds: Long/Short Credit Strategies LLC), A&Q Equity Opportunity Fund LLC (formerly, O’Connor Fund of Funds: Equity Opportunity LLC), A&Q Event Fund LLC (formerly, O’Connor Fund of Funds: Event LLC), A&Q Long/Short Strategies Fund LLC (formerly, O’Connor Fund of Funds: Long/Short Equity Strategies LLC), A&Q Masters Fund (formerly, O’Connor Fund of Funds: Masters), A&Q Technology Fund LLC (formerly, O’Connor Fund of Funds: Technology LLC), A&Q Multi-Strategy Fund (formerly, O’Connor Fund of Funds: Multi-Strategy).	7

Thomas F. McDevitt c/o UST Global Private Markets Fund, LLC 225 High Ridge Road Stamford, CT 06905 (Born 1956)	Manager	Term — Indefinite; Length — since inception	Managing Partner of Edgewood Capital Partners and President of Edgewood Capital Advisors (5/02 to present); also a director of Jones Lang LaSalle Property Trust, Inc.	7

Executive Officers Who Are Not Managers

James D. Bowden Merrill Lynch Alternative Investments LLC 225 Franklin Street Boston, MA 02110 (Born 1953)	Chief Executive Officer and President	Term — Indefinite; Length — since inception	Managing Director, Bank of America; Manager and Vice President, Merrill Lynch Alternative Investments LLC (12/13 to present); Executive Vice President, Bank of America Capital Advisors LLC (1998 to 12/13).	N/A
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Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Portfolios in Fund Complex Overseen by Manager*

Steven L. Suss Merrill Lynch Alternative Investments LLC 225 High Ridge Road Stamford, CT 06905 (Born 1960)	Chief Financial Officer and Treasurer	Term — Indefinite; Length — since inception	Managing Director, Bank of America (7/07 to present); Manager and Vice President, Merrill Lynch Alternative Investments LLC (05/12 to present); Senior Vice President Bank of America Capital Advisors LLC (7/07 to 12/13); Director, Chief Financial Officer and Treasurer (10/07 to 03/10) and Senior Vice President (6/07 to 3/10) of U.S. Trust Hedge Fund Management, Inc.	N/A

Mathew J. Ahern Merrill Lynch Alternative Investments LLC 225 Franklin Street Boston, MA 02110 (Born 1967)	Senior Vice President	Term — Indefinite; Length — since inception	Senior Vice President and Director, Bank of America; Vice President, Merrill Lynch Alternative Investments LLC (12/13 to present); Senior Vice President, Bank of America Capital Advisors LLC (12/02 to 12/13).	N/A

Marina Belaya 758 State Route 15 South Lake Hopatcong, NJ 07849 (Born 1967)	Secretary	Term — Indefinite; Length — since inception	Assistant General Counsel, Bank of America (7/07 to present).	N/A

Brian Woldow Merrill Lynch Alternative Investments LLC 250 Vesey Street, 11th Floor New York, NY 10080 (Born 1976)	Chief Compliance Officer	Term — Indefinite; Length — since July 2014	Managing Director (2/14 to Present) and Director (7/11 to 1/14) and GWIM Compliance Executive, Bank of America; Assistant General Counsel, Bank of America (11/05 to 7/11); Associate, O’Melveny & Myers, LLP (3/04 to 11/05); Attorney, NASD, Inc. (n/k/a FINRA) (10/01 to 3/04).	N/A

*	Information in this table is provided as of June 30, 2015, on which date the “Fund Complex” consisted of Excelsior Venture Partners III, LLC, UST Global Private Markets Fund, LLC, Excelsior Private Markets Fund II (Master), LLC, Excelsior Private Markets Fund II (TI), LLC, Excelsior Private Markets Fund II (TE), LLC, Excelsior Private Markets Fund III (Master), LLC, Excelsior Private Markets Fund III (TI), LLC, and Excelsior Private Markets Fund III (TE), LLC. In connection with the election of the Board Nominees as Managers of the Fund, it is expected that Mr. Brott will become a manager of Excelsior Venture Partners III, LLC and Ms. Breen and Mr. McDevitt will become managers of each fund in the Fund Complex other than Excelsior Venture Partners III, LLC, such that, following the Meeting, each of the Managers and Board Nominees will serve as a Manager of each of the funds in the Fund Complex, except that Messrs. Brott, Imbimbo and Murphy will serve as the managers of Excelsior Venture Partners III, LLC.

**	All officers of the Fund are employees and/or officers of MLAI. Officers of the Fund are elected by the Managers and hold office until their death, resignation or removal.

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The Role of the Board

The Board oversees the management and operations of the Fund. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Fund, primarily the investment adviser, have responsibility for the day-to-day management and operation of the Fund. For example, the investment adviser has responsibility with respect to the investment of the Fund’s assets in accordance with the Fund’s investment policies and restrictions and provides the Fund with certain management, administrative and other services. The Board does not have responsibility for the day-to-day management of the Fund, and its oversight role does not make the Board a guarantor of the Fund’s investments or activities.

The Board has appointed various individuals of the investment adviser as officers of the Fund with responsibility to monitor and report to the Board on the Fund’s operations. In conducting its oversight, the Board receives regular reports from these officers and from other senior officers of the investment adviser regarding the Fund’s operations. For example, the Chief Financial Officer of the Fund provides reports as to financial reporting matters and the Fund’s portfolio manager periodically reports as to the Fund’s investment activities and performance. Some of these reports are provided as part of scheduled Board meetings, which are typically held quarterly in person, and involve the Board’s review of recent Fund operations. From time to time one or more members of the Board may also interact informally with management between scheduled Board meetings to discuss various topics.

Board Structure, Leadership

The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. All of the Fund’s Managers, including the Chairman of the Board, are Independent Managers, which are Managers that are not affiliated with the investment adviser, and, if elected, each of the nominees would be an Independent Manager of the Fund.

The Independent Managers have engaged their own independent counsel to advise them on matters relating to their responsibilities in connection with the Fund. The Board has determined that its structure, in which all of the Managers, including the Chairman of the Board, are Independent Managers, is appropriate in view of the significant advisory and management services that the investment adviser provides to the Fund and potential conflicts of interest that may arise from the Fund’s relationship with the investment adviser.

Board Oversight of Risk Management

As part of its oversight function, the Board receives and reviews various reports relating to risk management. Because risk management is a broad concept comprised of many different elements (including, among other things, investment risk, valuation risk, credit risk, compliance and regulatory risk, business continuity risk and operational risk), Board oversight of different types of risks is handled in different ways. For example, the full Board receives and reviews reports from senior personnel of the investment adviser (including senior compliance, financial reporting and investment personnel) or their affiliates regarding various types of risks, such as

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operational, compliance and investment risk, and how they are being managed. The Audit Committee participates in the oversight of risk management in certain areas, including meeting with the Fund’s Chief Financial Officer and with the Fund’s independent registered public accounting firm to discuss, among other things, annual audits of the Fund’s financial statements and the auditor’s report thereon and the auditor’s annual report on internal control.

Information about Each Nominee and Manager’s Qualifications, Experience, Attributes or Skills

The Board believes that each of the nominees and Managers has the qualifications, experience, attributes and skills (“Manager Attributes”) appropriate to his or her service as a Manager of the Funds in view of the Fund’s business and structure. In addition to a demonstrated record of business and/or professional accomplishment, each of the nominees and Managers has served on boards for organizations other than the Fund and has significant board experience. In addition, in their service to the Fund and other registered investment companies in the Fund Complex, they have gained substantial insight as to the operation of the Fund and have demonstrated a commitment to discharging their oversight responsibilities as Managers. The Board annually conducts a “self-assessment” wherein the performance of the Board and the effectiveness of the Board’s committee structure is reviewed.

          In addition to the information provided in the chart above, below is certain additional information concerning each particular nominee and Manager and certain of his or her Manager Attributes. The information provided below, and in the chart above, is not all-inclusive. Many Manager Attributes involve intangible elements, such as intelligence, work ethic, the ability to work together, to communicate effectively, to exercise judgment, to ask incisive questions, and to manage people and problems or to develop solutions.

Nominees

Alan Brott has substantial knowledge and experience in financial accounting, as well as significant board experience, including board experience with other registered investment companies.

Victor F. Imbimbo, Jr. has substantial senior executive experience with a number of entities, as well as significant board experience, including board experience with a public company and with other registered investment companies.

Stephen V. Murphy has substantial investment banking and corporate finance experience, as well as significant board experience, including board experience with a public company and with other registered investment companies.

Thomas G. Yellin has substantial senior executive experience, as well as significant board experience, including board experience with other registered investment companies.

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Managers

Virginia G. Breen has substantial private equity experience as well as substantial Board experience, including board experience with alternative investment funds.

Thomas F. McDevitt has substantial real estate and mortgage investment experience, including his experience with commercial mortgage backed securitizations, commercial mortgage syndications and investment banking. His also has experience as a director of a publicly traded real estate investment trust.

Board Meetings and Committees.

Audit Committee. The only standing committee of the Board is the Audit Committee. Currently, the members of the Audit Committee are: Virginia G. Breen, Jonathan B. Bulkeley and Thomas F. McDevitt. Mr. Bulkeley serves as the chair of the Audit Committee, and is an “audit committee financial expert,” as the Securities and Exchange Commission has defined that term in Item 407 of Regulation S-K. Messrs. Brott, Imbimbo, Murphy and Yellin will serve as additional members of the Audit Committee if they are elected, and Mr. Brott will serve as its chair. Mr. Bulkeley will no longer serve on the Audit Committee or as its chair upon the effective date of his resignation from the Board.

The Audit Committee is comprised solely of Independent Managers. Though Units of the Fund are not listed on a national securities exchange or on any inter-dealer quotation system, each member of the Audit Committee and each Board Nominee satisfies the current independence standards promulgated by the Securities and Exchange Commission and as defined in Section 303A of the listing standards of the New York Stock Exchange.

The Board has adopted a written charter for the Audit Committee. The Fund does not provide the Audit Committee charter on a website, but a copy of the Fund’s Audit Committee charter is attached to this Proxy Statement as Exhibit 4.

The function of the Audit Committee, pursuant to its adopted written charter, most recently revised and approved by the Audit Committee on June 19, 2014, is to (a) assist the Board in its oversight of the Fund’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; (b) assist the Board in its oversight of the quality and objectivity of the Fund’s financial statements and the independent audit thereof; and (c) select, oversee and set the compensation of the Fund’s independent registered public accounting firm and to act as liaison between the independent registered public accounting firm and the full Board.

During the most recent fiscal year of the Fund, which ended on March 31, 2015, the Board held four regular meetings and one special meeting and the Audit Committee of the Board held four meetings. Each Manager attended at least 75% of the total number of meetings of the Board and the Audit Committee of the Board held during the fiscal year. The Board strongly encourages, but does not require, each member of the Board to attend each meeting of the Fund’s Members. No annual meeting of Members was held in 2014.

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Nomination of Managers. The Board does not have a standing nominating committee or a nominating committee charter, because the Board generally is required to consider nominations only in special circumstances, such as the nomination of a candidate by a Member (as described below), or in the event of a vacancy or other inability to serve by an existing Manager. The Independent Managers will meet to discuss and consider such candidates’ qualifications and then choose a candidate by majority vote. The Board believes that a Manager’s qualifications, experience, attributes and skills involve intangible elements, such as intelligence, work ethic, the ability to work together, to communicate effectively, to exercise judgment, to ask incisive questions, and to manage people and problems or to develop solutions. In evaluating potential Manager nominees (including any nominees recommended by Fund investors as provided below), and to address certain legal and other requirements and considerations associated with composition of the Board, the Board will consider, among other factors it may deem relevant:

•	the character and integrity of the person;
•	whether or not the person is qualified under applicable laws and regulations to serve as a Manager of the Fund;
•	whether or not the person has any relationships that might impair his or her service on the Board;
•	whether nomination of the person would be consistent with Fund policy and applicable laws and regulations regarding the number and percentage of Independent Managers on the Board;
•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related fund complexes;
•	whether or not the person is willing to serve and is willing and able to commit the time necessary for the performance of the duties and responsibilities of a Manager of the Fund;
•	for nomination of a current Manager, whether or not the Manager has demonstrated a commitment to discharging the oversight responsibilities of a Manager; and
•	a demonstrated record of professional accomplishment.

When evaluating candidates for a position on the Board, the Board will consider the potential impact of the candidate, along with his/her particular experiences, on the Board as a whole. The diversity of a candidate’s background, experiences or individual qualities and attributes, when considered in comparison to those of other members of the Board, may or may not impact the Board’s view as to the candidate.

The Board does not have a policy with regard to the consideration of any Manager candidates recommended by Members, as the Fund does not hold annual meetings to elect Managers. However, the Board may consider nominees recommended by Members. Members who wish to recommend a nominee should send such recommendations to the Secretary of the

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Fund that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Managers. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected.

Report of the Audit Committee of the Fund.

In discharging its duties, during the fiscal year ended March 31, 2015, the Audit Committee has met with and held discussions with MLAI and with the Fund’s independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”). PwC has represented that the Fund’s financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee also discussed with PwC the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees). PwC provided to the Audit Committee the written disclosures required by Public Company Accounting Oversight Board Rule 3526, Communication with Audit Committees Concerning Independence, and the Audit Committee discussed with representatives of PwC their firm’s independence with respect to the Fund.

The function of the Audit Committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal controls, and PwC’s responsibility to plan and carry out the audit in accordance with auditing standards generally accepted in the United States. Members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by management and PwC. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and internal controls or that the audit of the Fund’s financial statements has been carried out in accordance with auditing standards generally accepted in the United States.

Based on the Audit Committee’s review and discussions of the audited financial statements of the Fund for the fiscal year ended March 31, 2015 with Fund management and PwC, the Audit Committee approved the inclusion of the audited financial statements of the Fund for the fiscal year ended March 31, 2015 in the Fund’s Annual Report.

AUDIT COMMITTEE OF THE FUND.

Virginia G. Breen, Chairman

Jonathan B. Bulkeley

Thomas F. McDevitt

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Compensation of Managers.

The following table sets forth certain information regarding the compensation received by the Managers, all of whom are Independent Managers, for the fiscal year ended March 31, 2015 from the Fund and from the Fund Complex. No compensation is paid by the Fund to Managers who are “interested persons,” as defined by the 1940 Act, of the Fund.

Name of Person, Position	Aggregate Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex Paid to Managers*
Virginia G. Breen, Chairman	$19,000	$0	$0	$19,000 (1)

Thomas F. McDevitt, Manager	$16,000	$0	$0	$16,000 (1)

Alan Brott, Board Nominee	$0	$0	$0	$120,000 (7)

Victor F. Imbimbo, Jr., Board Nominee	$0	$0	$0	$142,500 (8)

Stephen V. Murphy, Board Nominee	$0	$0	$0	$144,000 (8)

Thomas G. Yellin, Board Nominee	$0	$0	$0	$120,000 (7)

* The total compensation paid to such persons by the Fund and Fund Complex for the fiscal year ended March 31, 2015. The parenthetical number represents the number of investment companies (including the Fund) from which such person receives compensation. As of March 31, 2015, the “Fund Complex” consisted of Excelsior Venture Partners III, LLC, UST Global Private Markets Fund, LLC, Excelsior Private Markets Fund II (Master), LLC, Excelsior Private Markets Fund II (TI), LLC, Excelsior Private Markets Fund II (TE), LLC, Excelsior Private Markets Fund III (Master), LLC, Excelsior Private Markets Fund III (TI), LLC, Excelsior Private Markets Fund III (TE), LLC and Man FRM Alternative Multi-Strategy Fund LLC (formerly Excelsior Multi-Strategy Hedge Fund of Funds, LLC). As of April 1, 2015, Man FRM Alternative Multi-Strategy Fund LLC is advised by FRM Investment Management (USA) LLC and is no longer part of the Fund Complex.

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Currently, the Independent Managers are each paid by the Fund an annual retainer of $5,000 ($6,000 for the Chairperson of the Board and $5,500 for the Chairperson of the Audit Committee) and per-meeting fees of: $2,000 for in-person attendance at quarterly meetings of the Board ($2,500 for the Chairperson of the Board); $1,000 for telephone participation at a quarterly Board meeting or for participation at a telephonic special meeting of the Board; and $750 for each Audit Committee meeting (whether held in-person or by telephone). The Independent Managers are also reimbursed for travel-related expenses. The Managers do not receive any pension or retirement benefits from the Fund.

Manager and Nominee Equity Ownership.

The following table sets forth, as of March 31, 2015, with respect to each nominee, certain information regarding the beneficial ownership of equity securities of the Fund and of all registered investment companies overseen by the nominee, if elected, within the same family of investment companies as the Fund.

Name of Manager or Nominee	Dollar Range of Equity Securities of the Fund(1)	Aggregate Dollar Range of Equity Securities of All Funds Overseen or To Be Overseen by Nominee in Family of Investment Companies(1)(2)
Virginia G. Breen	None	None
Alan Brott	None	$50,001 - $100,000
Victor F. Imbimbo, Jr.	None	$1 - $10,000
Thomas F. McDevitt	None	None
Stephen V. Murphy	None	Over $100,000
Thomas G. Yellin	None	None

(1)	Dollar ranges are as follows: none, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or over $100,000.
(2)	Information in this table is provided as of March 31, 2015, on which date the “Family of Investment Companies” consisted of Excelsior Venture Partners III, LLC, UST Global Private Markets Fund, LLC, Excelsior Private Markets Fund II (Master), LLC, Excelsior Private Markets Fund II (TI), LLC, Excelsior Private Markets Fund II (TE), LLC, Excelsior Private Markets Fund III (Master), LLC, Excelsior Private Markets Fund III (TI), LLC, Excelsior Private Markets Fund III (TE), LLC and Man FRM Alternative Multi-Strategy Fund LLC (formerly Excelsior Multi-Strategy Hedge Fund of Funds, LLC). As of April 1, 2015, Man FRM Alternative Multi-Strategy Fund LLC is advised by FRM Investment Management (USA) LLC and is no longer part of the Family of Investment Companies.

Compensation of Executive Officers.

None of the officers receive direct compensation from the Fund. The compensation of the officers is paid by the Investment Adviser.

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Section 16(a) Beneficial Ownership Reporting Compliance.

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “1934 Act”) and Section 30(h) of the 1940 Act, taken together, require the Managers, beneficial owners of more than 10% of the equity securities of the Fund, the investment adviser and officers of the Fund (“Reporting Persons”) to file with the SEC reports of their ownership and changes in their ownership of the Fund’s securities. The Fund believes that each of the Reporting Persons who was a Reporting Person during the fiscal year ended March 31, 2015 has complied with applicable filing requirements.

Independent Registered Public Accounting Firm.

The engagement of PwC as the independent registered public accounting firm (“Independent Auditors”) of the Fund for the fiscal year ending March 31, 2016 was approved by the Audit Committee of the Fund, and the selection of PwC as Independent Auditors was approved by the Board, including the separate vote of all of the Independent Managers at meetings of the Audit Committee and the Board held on June 26, 2015. PwC, with offices at 125 High Street, Boston, MA 02110, has served in such capacity since the Fund’s inception.

During the fiscal years ended March 31, 2014 and 2015 and through the date hereof, there were no disagreements between the Fund and PwC on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject matter of the disagreements in connection with its reports; and there were no reportable events as defined in Item 304(a)(1)(iv) of Regulation S-K.

Since the Fund complies with the provisions of Rule 32a-4 under the 1940 Act, the Fund is not required to submit the selection of its independent registered public accounting firm to Members for ratification.

Representatives of PwC are not expected to be present at the Meeting, but have been given an opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

Audit Fees.

For the fiscal years ended March 31, 2014 and March 31, 2015, the aggregate fees billed by PwC for professional services rendered for the annual audit of the Fund’s financial statements were $51,548 and $53,880, respectively.

Audit-Related Fees.

For the fiscal years ended March 31, 2014 and March 31, 2015, there were no fees billed by PwC for assurance and related services reasonably related to the performance of the annual audit of the Fund’s financial statements.

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During its regularly-scheduled periodic meetings, the Audit Committee of the Fund pre-approve all audit, audit-related, tax and other services to be provided by the Independent Auditors to the Fund. The Audit Committee has delegated pre-approval authority to its chairman for any subsequent new engagements that arise between regularly scheduled meeting dates, provided that any such pre-approved fees are presented to the Audit Committee at its next regularly scheduled meeting.

Tax Fees.

For the fiscal years ended March 31, 2014 and March 31, 2015, there were no fees billed by PwC for tax return preparation and other tax-related services with respect to the Fund.

All Other Fees.

For the fiscal years ended March 31, 2014 and March 31, 2015, there were no fees billed by PwC for services provided to the Fund other than those described above.

Aggregate Non-Audit Fees.

For the fiscal years ended March 31, 2014 and March 31, 2015, there were no non-audit fees billed by PwC for services rendered to the Fund.

Required Vote.

Election of the nominees requires the affirmative vote of a plurality of the Units voting at the meeting. Under a plurality vote, the nominees who receive the highest number of votes will be elected, even if they receive approval from less than a majority of the votes cast. Because the nominees are running unopposed, all four nominees are expected to be elected as Managers, as all nominees who receive votes in favor will be elected, while votes not cast or votes to withhold will have no effect on the election outcome.

Approval of the Board Nominee Proposal is not contingent upon the approval of the New Advisory Agreement Proposal or the New Sub-Advisory Agreement Proposal. Accordingly, if the Board Nominee Proposal is approved, nominees that are elected as Managers of the Fund will become Managers notwithstanding the outcome of the voting on the New Advisory Agreement Proposal or the New Sub-Advisory Agreement Proposal.

THE BOARD RECOMMENDS THAT MEMBERS VOTE “FOR” THE ELECTION OF EACH NOMINEE TO THE FUND’S BOARD OF MANAGERS.

IV.	Voting Information.

Proxy Solicitation

If you properly authorize your proxy through the Internet or telephonically, or by marking, executing and returning the enclosed proxy card, and your proxy is not subsequently revoked, your vote will be cast at the Meeting. If you give instructions, your votes will be cast in

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accordance with your instructions. If you return your signed proxy card without instructions, your vote will be cast FOR the approval of the New Advisory Agreement, FOR the approval of the New Sub-Advisory Agreement and FOR the election of each of the four nominees proposed by the Board to serve as Managers of the Fund. Your vote will be cast in the discretion of the proxy holders on any other matters that may properly come before the Meeting, including, but not limited to, proposing and/or voting on any adjournment or postponement of the Meeting.

Revocation of Proxies and Abstentions

A Member giving a proxy may revoke it at any time before it is exercised by: (i) submitting a written notice of revocation; (ii) submitting a subsequently executed proxy in writing or via the Internet; (iii) attending the Meeting and voting in person; or (iv) providing notice of revocation via the Internet or by touch-tone telephone.

If a proxy (i) is properly executed and returned marked with an abstention or (ii) represents a broker “non-vote” (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote on a particular matter with respect to which the broker or nominee does not have discretionary power to vote) (collectively, “abstentions”), the Units represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. If a proxy is properly executed and returned and is marked with an abstention, the proxy will not be voted on the New Advisory Agreement Proposal, the New Sub-Advisory Agreement Proposal or the Board Nominee Proposal. Abstentions will have the same effect as a vote “Against” the New Advisory Agreement Proposal and the New Sub-Advisory Agreement Proposal and will have no effect on the outcome of voting on the Board Nominee Proposal.

Quorum Requirements

A quorum of Members of the Fund is necessary to properly convene the Meeting. The presence in person or by proxy of Members owning more than 50% of the Units outstanding as of the Record Date constitutes a quorum.

Adjournments

If a quorum is not present at the Meeting or if a quorum is present but sufficient votes to approve the New Advisory Agreement Proposal, the New Sub-Advisory Agreement Proposal and/or the Board Nominee Proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. The Meeting may be adjourned by an officer of the Fund or the Managers. At any adjourned Meeting at which a quorum is present, the Fund may transact any business that might have been transacted at the original Meeting without additional notice.

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V.	Other Matters and Additional Information.

Investment Adviser and Administrator

MLAI is a Delaware limited liability company and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. MLAI is an indirect wholly-owned subsidiary of Bank of America Corporation, a financial holding company, which has its principal executive offices at 101 North Tryon Street, Charlotte, NC 28255. MLAI currently serves as the manager or investment adviser of registered and unregistered investment companies and private investment companies. The offices of MLAI are located at Merrill Lynch Alternative Investments LLC, 250 Vesey Street, New York, NY 10080, and its telephone number is (866) 637-2587.

UMB Fund Services, Inc. (the “Administrator”) provides accounting and certain administrative and investor services to the Fund. The offices of the Administrator are located at 2225 Washington Blvd, Suite 300, Ogden, UT 84401.

Other Business at the Meeting

The Board does not intend to bring any matters before the Meeting other than as stated in this Proxy Statement and is not aware that any other matters will be presented for action at the Meeting. If any other matters properly come before the Meeting, it is the intention of the persons named as proxies to vote on such matters in accordance with their best judgment, unless specific restrictions have been given.

Future Member Proposals

Pursuant to rules adopted by the SEC under the 1934 Act, Members may request inclusion in the Fund’s proxy statement for a meeting of Members certain proposals for action that they intend to introduce at such meeting. Any Member proposals must be presented a reasonable time before the proxy materials for the next meeting of Members are sent to Members. The submission of a proposal does not guarantee its inclusion in the proxy statement and is subject to limitations under the 1934 Act. Because the Fund does not hold regular meetings of Members, no anticipated date for the next meeting of Members can be provided. Any Member wishing to present a proposal for inclusion in the proxy materials for the next meeting of Members should submit such proposal to the Fund’s Secretary.

Communication with the Board

Members wishing to submit written communications to the Board should send their communications to the Secretary of the Fund at the principal office of the Fund. Any such communications received will be reviewed by the Board at its next regularly scheduled meeting.

Appraisal Rights

Members do not have any appraisal rights in connection with the New Advisory Agreement Proposal, the New Sub-Advisory Agreement Proposal or the Board Nominee Proposal.

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Results of Voting

Members will be informed of the results of voting at the Meeting in the Fund’s Semi-Annual Report to Members for the semi-annual period ending September 30, 2015, which will be sent to Members on or before November 27, 2015.

Contacting the Fund

Members may contact the Fund by calling (866) 637-2587.

MEMBERS ARE REQUESTED TO MARK, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. ADDITIONAL PROCEDURES YOU MAY USE TO VOTE ARE DESCRIBED ON THE ENCLOSED PROXY CARD.

By Order of the Board of Managers
/s/ Marina Belaya
Name:	Marina Belaya
Title:	Secretary
Dated:	July 20, 2015
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EXHIBIT 1

To the knowledge of the Fund, the following is the only person who owned of record or beneficially, five percent or more of the outstanding Units, as of the Record Date:

Name and Address of Owner	Amount of Outstanding Units	Percentage of Outstanding Units
TUW FAY M SLOVER BOA- US TRUST BOA- US TRUST 1 Commercial Pl Fl 7 Norfolk, VA 23510-2101	9,966.61	14.94%

As of the Record Date, U.S. Trust is the beneficial owner of 41,764.45 outstanding Units of the Fund, comprising 62.62% of the Fund's Units, by virtue of its power to exercise voting rights with respect to those Units. Through the exercise of its voting rights with respect to Units, U.S. Trust may determine the outcome of voting on the Proposals. U.S. Trust's address is 114 West 47th Street, New York, NY 10036.

As of the Record Date, the officers and Managers of the Fund as a group beneficially owned less than 1% of the outstanding Units.

Exhibit 1-1

EXHIBIT 2

FORM OF INVESTMENT ADVISORY AGREEMENT

THIS INVESTMENT ADVISORY AGREEMENT is made the ______ 2015, by and between UST Global Private Markets Fund, LLC (the "Company") and Neuberger Berman Management LLC, a Delaware limited liability company (the "Investment Adviser").

WHEREAS, the Company intends to engage in business as a closed-end, non-diversified management investment company, and is registered as such under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Investment Adviser is an investment adviser registered as such under the Investment Advisers Act of 1940, as amended (the "Advisers Act"); and

WHEREAS, the Company desires to retain the Investment Adviser to act as its investment adviser pursuant to this Agreement; and

WHEREAS, the Investment Adviser desires to be retained to act as investment adviser to the Company pursuant to this Agreement; and

WHEREAS, this Agreement contains the same fees, and is substantially the same as the previous agreement with a different adviser, dated January 1, 2014;

NOW, THEREFORE, in consideration of the terms and conditions hereinafter set forth, it is agreed, by and between the parties, as follows:

1.      The Company hereby retains the Investment Adviser to:

(a)      act as its investment adviser and, subject to the supervision and control of the Board of Managers of the Company (the “Board,” and each member of the Board, a “Manager”), manage the investment activities of the Company as hereinafter set forth. Without limiting the generality of the foregoing, the Investment Adviser shall: obtain and evaluate such information and advice relating to the economy, securities markets, and securities as it deems necessary or useful to discharge its duties hereunder; continuously manage the assets of the Company in a manner consistent with the investment objective, policies and restrictions of the Company, as set forth in the Confidential Memorandum of the Company and as may be adopted from time to time by the Board, and applicable laws and regulations; determine the securities to be purchased, sold or otherwise disposed of by the Company and the timing of such purchases, sales and dispositions; invest discrete portions of the Company’s assets (which may constitute, in the aggregate, all of the Company's assets) in unregistered investment funds or other investment vehicles ("Portfolio Funds"), which are managed by investment managers ("Portfolio Managers"), including Portfolio Managers for which separate investment vehicles have been created in which the Portfolio Managers serve as general partners or managing members and the Company is the sole investor ("Portfolio Accounts") and Portfolio Managers who are retained to manage the Company's assets directly through separate managed accounts (Portfolio Managers of Portfolio Accounts and of managed accounts are collectively referred to as "Sub-Managers"),

Exhibit 2-1

and take such further action, including the placing of purchase and sale orders and the voting of securities on behalf of the Company, as the Investment Adviser shall deem necessary or appropriate. The Investment Adviser shall furnish to or place at the disposal of the Company such of the information, evaluations, analyses and opinions formulated or obtained by the Investment Adviser in the discharge of its duties as the Company may, from time to time, reasonably request; and

(b) provide, and the Investment Adviser hereby agrees to provide, certain management, administrative and other services to the Company. Notwithstanding the appointment of the Investment Adviser to provide such services hereunder, the Board shall remain responsible for supervising and controlling the management, business and affairs of the Company. The management, administrative and other services to be provided by the Investment Adviser shall include:

(i)	providing office space, telephone and utilities;
(ii)	providing administrative and secretarial, clerical and other personnel as necessary to provide the services required to be provided under this Agreement;
(iii)	supervising the entities which are retained by the Company to provide administration, custody and other services to the Company;
(iv)	handling investor inquiries regarding the Company and providing investors with information concerning their investments in the Company and capital account balances;
(v)	monitoring relations and communications between investors and the Company;
(vi)	assisting in the drafting and updating of disclosure documents relating to the Company and assisting in the preparation of offering materials;
(vii)	maintaining and updating investor information, such as change of address and employment;
(viii)	assisting in the preparation and mailing of investor subscription documents and confirming the receipt of such documents;
(ix)	assisting in the preparation of any regulatory filings with the Securities and Exchange Commission and state securities regulators and other Federal and state regulatory authorities;
(x)	preparing reports to and other informational materials for members and assisting in the preparation of proxy statements and other member communications;
Exhibit 2-2

(xi)	monitoring compliance with regulatory requirements and with the Company’s investment objective, policies and restrictions as established by the Board;
(xii)	reviewing accounting records and financial reports of the Company, assisting with the preparation of the financial reports of the Company and acting as liaison with the Company’s accounting agent and independent auditors;
(xiii)	assisting in the preparation and filing of tax returns;
(xiv)	coordinating and organizing meetings of the Board and meetings of the members of the Company, in each case when called by such persons;
(xv)	preparing materials and reports for use in connection with meetings of the Board;
(xvi)	maintaining and preserving those books and records of the Company not maintained by any Sub-Adviser (as defined in Paragraph 2 below) of the Company or the Company’s administrator, accounting agent or custodian (which books and records shall be the property of the Company and shall be surrendered to the Company promptly upon request);
(xvii)	reviewing and arranging for payment of the expenses of the Company;
(xviii)	reviewing and approving all regulatory filings of the Company required under applicable law;
(xix)	reviewing investor qualifications and subscription documentation and otherwise assisting in administrative matters relating to the processing of subscriptions for interests in the Company; and
(xx)	working closely with any counsel of the Company in response to any litigation, investigations or regulatory matters.

2.      Provided that the Investment Adviser shall not be entitled to any compensation for services other than as provided by the terms of this Agreement or such other agreements as may be entered into from time to time between the Company and the Investment Adviser, the Investment Adviser is authorized: (i) to obtain investment information, research or assistance from any other person, firm or corporation to supplement, update or otherwise improve its investment management services; and (ii) to the extent authorized by the Board and permitted under the 1940 Act, to enter into investment sub-advisory agreements with any affiliated registered investment adviser under the Advisers Act (a "Sub-Adviser"), delegating any or all of the investment advisory services required to be provided by the Investment Adviser under Paragraph 1(a) hereof, subject to the supervision of the Investment Adviser. The

Exhibit 2-3

Investment Adviser may also engage unaffiliated Sub-Advisers to provide certain services hereunder, subject to Board approval and applicable legal and regulatory requirements

3.      Without limiting the generality of paragraph 1 hereof, the Investment Adviser (and, if applicable, the Sub-Adviser) shall be authorized to open, maintain and close accounts in the name and on behalf of the Company with brokers and dealers as it determines are appropriate; to select and place orders with brokers, dealers or other financial intermediaries for the execution, clearance or settlement of any transactions on behalf of the Company on such terms as the Investment Adviser (or the Sub-Adviser) considers appropriate and that are consistent with the policies of the Company; and, subject to any policies adopted by the Board and to the provisions of applicable law, to agree to such commissions, fees and other charges on behalf of the Company as it shall deem reasonable in the circumstances taking into account all such factors as it deems relevant (including the quality of research and other services made available to it even if such services are not for the exclusive benefit of the Company and the cost of such services does not represent the lowest cost available) and shall be under no obligation to combine or arrange orders so as to obtain reduced charges unless otherwise required under the federal securities laws; to pursue and implement the investment policies and strategies of the Company, assess the most appropriate investment vehicles (general or limited partnerships, separate managed accounts or other investment vehicles (pooled or otherwise), and determine the assets to be committed to each Portfolio Fund. The Investment Adviser (or the Sub-Adviser) may, subject to such procedures as may be adopted by the Board, use affiliates of the Investment Adviser as brokers to effect the Company's securities transactions and the Company may pay such commissions to such brokers in such amounts as are permissible under applicable law.

4.      Advisory Fee; Expenses

(a)     In consideration of the services provided by the Investment Adviser under this Agreement:

(i)     the Company will pay the Investment Adviser a fee as indicated on Exhibit A ("Advisory Fee"), and

(ii)    The Investment Adviser (or another Affiliate of the Investment Adviser) shall also be entitled to a carried interest as indicated on Exhibit A (“Carried Interest”).

(b)      The Advisory Fee is payable quarterly, in arrears, based on the end of the preceding quarter’s net asset value (exclusive of assets held in cash and cash equivalents) (the “Investment NAV”) during a quarter. No advisory fees will be payable by the Company until the final closing.

(c)      No portion of the Carried Interest that may have been earned will be collected until after the fourth anniversary of the final closing.

(d)      The Investment Adviser is responsible for all costs and expenses associated with the provision of its services hereunder including, but not limited to: expenses relating to the preliminary selection of Portfolio Managers or Portfolio Funds; fees of consultants or a Sub-Adviser retained by the Investment Adviser; and expenses relating to qualifying potential investors and reviewing subscription documents. The Investment Adviser shall, at its

Exhibit 2-4

own expense, maintain such staff and employ or retain such personnel and consult with such other persons as may be necessary to render the services required to be provided by the Investment Adviser or furnished to the Company under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Investment Adviser shall be deemed to include persons employed or otherwise retained by the Investment Adviser or made available to the Investment Adviser.

5.      The Company will, from time to time, furnish or otherwise make available to the Investment Adviser such financial reports, proxy statements, policies and procedures and other information relating to the business and affairs of the Company as the Investment Adviser may reasonably require in order to discharge its duties and obligations hereunder.

6.      Except as provided herein or in another agreement between the Company and the Investment Adviser, the Company shall bear all of its own expenses, including: all investment related expenses (including, but not limited to, fees paid directly or indirectly to Portfolio Managers, all costs and expenses directly related to portfolio transactions and positions for the Company’s account such as direct and indirect expenses associated with the Company's investments, transfer taxes and premiums, taxes withheld on foreign dividends and, if applicable in the event the Company utilizes a Portfolio Account, brokerage commissions, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased and margin fees); all expenses (including financing, due diligence, travel and other costs) related to the acquisition, holding, monitoring and disposition of the Portfolio Funds (including expenses associated with potential investments or dispositions that are not consummated); all costs and expenses associated with the establishment of Portfolio Accounts; any non-investment related interest expense; fees and disbursements of any attorneys and accountants engaged by the Company; audit and tax preparation fees and expenses of the Company; administrative expenses and fees; custody and escrow fees and expenses; the costs of an errors and omissions/directors and officers liability insurance policy and a fidelity bond; the fee payable to the Investment Adviser; fees and travel expenses of Managers; all costs and charges for equipment or services used in communicating information regarding the Company's transactions among the Investment Adviser and any custodian or other agent engaged by the Company; and any extraordinary expenses.

7.      The compensation provided to the Investment Adviser pursuant to paragraph 4(a)(i) and 4(a)(ii) hereof shall be the entire compensation for the services provided to the Company and the expenses assumed by the Investment Adviser under this Agreement.

8.      The Investment Adviser will use its best efforts in the supervision and management of the investment activities of the Company and in providing services hereunder, but in the absence of willful misconduct, bad faith, gross negligence or reckless disregard of its obligations hereunder, the Investment Adviser, its directors, officers or employees and its affiliates, successors or other legal representatives (collectively, the "Affiliates") shall not be liable to the Company for any error of judgment, for any mistake of law, for any act or omission by the Investment Adviser or any of the Affiliates or by any Sub-Adviser or Sub-Manager or for any loss suffered by the Company. Notwithstanding the foregoing, the Company shall not be deemed to have waived any rights it may have against the Investment Adviser, Sub-Adviser, or Sub-Manager under federal or state securities laws.

Exhibit 2-5

9.      (a) The Company shall indemnify the Investment Adviser and its directors, officers or employees and their respective affiliates, executors, heirs, assigns, successors or other legal representatives (each an "Indemnified Person") against any and all costs, losses, claims, damages or liabilities, joint or several, including, without limitation, reasonable attorneys' fees and disbursements, resulting in any way from the performance or non-performance of any Indemnified Person's duties with respect to the Company, except those resulting from the willful misconduct, bad faith or gross negligence of an Indemnified Person or the Indemnified Person's reckless disregard of such duties, and in the case of criminal proceedings, unless such Indemnified Person had reasonable cause to believe its actions unlawful (collectively, "disabling conduct"). Indemnification shall be made following: (i) a final decision on the merits by a court or other body before which the proceeding was brought that the Indemnified Person was not liable by reason of disabling conduct or (ii) a reasonable determination, based upon a review of the facts and reached by (A) the vote of a majority of the Managers who are not parties to the proceeding or (B) legal counsel selected by a vote of a majority of the Board in a written advice, that the Indemnified Person is entitled to indemnification hereunder. The Company shall advance to an Indemnified Person (to the extent that it has available assets and need not borrow to do so) reasonable attorneys' fees and other costs and expenses incurred in connection with defense of any action or proceeding arising out of such performance or non-performance. The Investment Adviser agrees, and each other Indemnified Person will agree as a condition to any such advance, that in the event the Indemnified Person receives any such advance, the Indemnified Person shall reimburse the Company for such fees, costs and expenses to the extent that it shall be determined that the Indemnified Person was not entitled to indemnification under this paragraph 9.

(b)      Notwithstanding any of the foregoing to the contrary, the provisions of this paragraph 9 shall not be construed so as to relieve the Indemnified Person of, or provide indemnification with respect to, any liability (including liability under Federal Securities laws, which, under certain circumstances, impose liability even on persons who act in good faith) to the extent (but only to the extent) that such liability may not be waived, limited or modified under applicable law or that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the provisions of this paragraph 9 to the fullest extent permitted by law.

10.      Nothing contained in this Agreement shall prevent the Investment Adviser or any affiliated person of the Investment Adviser from acting as investment adviser or manager for any other person, firm or corporation and except as required by applicable law (including Rule 17j-1 under the 1940 Act) shall not in any way bind or restrict the Investment Adviser or any such affiliated person from buying, selling or trading any securities or commodities for their own accounts or for the account of others for whom they may be acting. Nothing in this Agreement shall limit or restrict the right of any member, officer or employee of the Investment Adviser to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business whether of a similar or dissimilar nature.

Exhibit 2-6

11.      Term

a) This Agreement will take effect on the date first set forth above. Unless earlier terminated pursuant to this paragraph, this Agreement shall remain in effect for a period of two (2) years from such date and shall continue in effect from year to year thereafter provided such continuance is approved at least annually by the vote of a majority of the outstanding voting securities of the Company, as defined by the 1940 Act and the rules thereunder, or by the Board; and provided that in either event such continuance is also approved by a majority of Managers who are not parties to this Agreement or “interested persons” (as defined by the 1940 Act and the rules thereunder) of any such party (the “Independent Managers”), by vote cast in person at a meeting called for the purpose of voting on such approval. The Company may at any time, without payment of any penalty, terminate this Agreement upon sixty days' prior written notice to the Investment Adviser, either by majority vote of the Board or by the vote of a majority of the outstanding voting securities of the Company (as defined by the 1940 Act and the rules thereunder). The Investment Adviser may at any time, without payment of penalty, terminate this Agreement upon sixty days' prior written notice to the Company.

(b) If terminated, the Investment Adviser will be entitled to the pro rated portion (number of days that this Agreement was in effect during the quarter in which the termination of this Agreement was effective, divided by the number of days in the quarter in which the termination of this Agreement was effective) of any unpaid fee pursuant to Section 4(a)(i).

(c) If this Agreement is terminated, for any reason, the Investment Adviser (or an affiliate) will still be entitled to collect the Carried Interest, if any, identified in Section 4(a)(ii), for any investments made during the term of this Agreement.

12.      This Agreement shall be binding upon and inure to the benefit of each party hereto, each indemnified party and their respective successors and permitted assigns. This Agreement shall automatically terminate in the event of its assignment (to the extent required by the 1940 Act and the rules thereunder) unless such automatic termination shall be prevented by an exemptive order or rule by the Securities and Exchange Commission.

13.      Any notice under this Agreement shall be given in writing and shall be deemed to have been duly given when delivered by hand or facsimile or five days after mailed by certified mail, post-paid, by return receipt requested to the other party at the principal office of such party.

14.      This Agreement may be amended only by written agreement of the parties. Any amendment shall be required to be approved by the Board and by a majority of the Independent Managers in accordance with the provisions of Section 15(c) of the 1940 Act and the rules thereunder. If required by the 1940 Act, any amendment shall also be required to be approved by such vote of members of the Company as is required by the 1940 Act and the rules thereunder.

15.      This Agreement shall be construed in accordance with the laws of the State of New York and the applicable provisions of the Advisers Act. To the extent the applicable law of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control.

Exhibit 2-7

16.      The Company represents that this Agreement has been duly approved by the Board, including a majority of the Independent Managers, and the sole initial member of the Company, in accordance with the requirements of the 1940 Act and the rules thereunder.

17.      The parties to this Agreement agree that the obligations of the Company under this Agreement shall not be binding upon any of the Managers, any members of the Company or their affiliates, any officers, employees or agents, whether past, present or future, of the Company, individually, but are binding only upon the assets and property of the Company.

18.      This Agreement embodies the entire understanding of the parties.

{The remainder of this page has been intentionally left blank}

Exhibit 2-8

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement on the day and year first above written.

UST global private markets Fund, llc
By:
Name:
Title:

NEUBERGER BERMAN MANAGEMENT LLC
By:
Name:
Title:

Exhibit 2-9

EXHIBIT A

Effective as of __________________________

Investment Advisory Agreement

Following are the Advisory Fees and carried interest that are the subject of this Agreement:

Advisory Fees

The Company shall pay the Investment Adviser a fee of 1.5% on capital commitments (the “Advisory Fee”), with an annual 10% step-down starting on the third anniversary of the final closing of the subscription of units and continuing until the Advisory Fee reached 0.25%.*

*The Advisory Fee will not exceed the original advisory fee of $2 million per annum plus a variable fee of 0.65% of the Company’s net asset value (exclusive of assets held in cash and cash equivalents) per annum.

Carried Interest
10% of distributions, after the Company has distributed 125% of all drawn commitments to members of the Company.
Exhibit 2-10

EXHIBIT 3

FORM OF SUB-ADVISORY AGREEMENT

UST GLOBAL PRIVATE MARKETS FUND, LLC

NEUBERGER BERMAN MANAGEMENT LLC

605 Third Avenue

New York, New York 10158-0006

NB Alternatives Advisers LLC

605 Third Avenue

New York, New York 10158-3698

Dear Sirs:

We have entered into an Investment Advisory Agreement with UST Global Private Markets Fund, LLC (“Fund”) pursuant to which we are to act as investment adviser to such Fund. We hereby agree with you as follows:

1.	Subject to the supervision of the Fund’s Board of Managers (“Board”) and the Adviser, the Subadviser will provide a continuous investment program for the Fund and determine the composition of the assets of the Fund, including determination of the purchase, retention or sale of the securities or instruments, cash and other investments contained in the portfolio. The Subadviser will conduct investment research and conduct a continuous program of evaluation, investment, sales and reinvestment of the Fund’s assets by determining the securities and other investments that shall be purchased, entered into, sold, closed or exchanged for the Fund, when these transactions should be executed, and what portion of the Fund should be held in the various securities and other investments in which it may invest, and the Subadviser is hereby authorized to execute and perform such services on behalf of the Fund. The Subadviser will provide the services under this Agreement in accordance with the Fund’s investment objective, policies and restrictions as stated in the Fund’s registration statement under the Investment Company Act of 1940 as amended (the “ICA”) or the Fund’s annual and semi-annual reports to shareholders, as delivered to the Subadviser from time to time. The Subadviser will also work with and assist the Adviser with any administrative functions that the Adviser is required to perform under the Investment Advisory Agreement.

2.	For the services rendered, the Adviser shall pay to the Sub-adviser a fee with respect to the Fund in an amount to be determined from time to time by the Adviser and the Sub-adviser
Exhibit 3-1

but in no event in excess of the amount that the Adviser actually received for providing services to the Fund pursuant to the Advisory Agreement. Under this current Sub-Advisory Agreement, the Adviser shall pay to the Sub-Adviser 90% of the Advisory fee received from the Fund per annum. This amount will be payable on a monthly basis.

3.	As used in this Agreement, the terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the meanings given to them by Section 2(a)(4) and 2(a)(42), respectively, of the ICA.

4.	This Agreement shall terminate automatically in the event of its assignment, or upon termination of the Investment Advisory Agreement between the Fund and the undersigned.

This agreement may be terminated at any time, without the payment of any penalty, by the Board of Managers of the Fund, or by a vote of a majority of the outstanding securities of the Fund or by the undersigned on not less than sixty days’ written notice addressed to you at your principal place of business; and (b) by you, without the payment of any penalty, on not less than thirty nor more than sixty days’ written notice addressed to you at your principal place of business.

This Agreement shall remain in full force and effect with respect to the Fund from the date hereof until __________________ unless sooner terminated as provided above) and from year to year thereafter only so long as its continuance is approved in the manner required by the Investment Company Act of 1940, as from time to time amended.

5.	The Subadviser will use its best efforts in the supervision and management of the investment activities of the Fund and in providing services hereunder, but in the absence of willful misconduct, bad faith, gross negligence or reckless disregard of its obligations hereunder, the Subadviser, its directors, officers or employees and its affiliates, successors or other legal representatives (collectively, the “Affiliates’’) shall not be liable to the Fund for any error of judgment, for any mistake of law, for any act or omission by the Subadviser or any of the Affiliates or for any loss suffered by the Fund. Notwithstanding the foregoing, the Fund shall not be deemed to have waived any rights it may have against the Subadviser under federal or state securities laws.

6.	The Fund shall indemnify the Subadviser and its directors, officers or employees and their respective affiliates, executors, heirs, assigns, successors or other legal representatives (each an “Indemnified Person”) against any and all costs, losses, claims, damages or liabilities, joint or several, including, without limitation, reasonable attorneys’ fees and disbursements, resulting in any way from the performance or non-performance of any Indemnified Person’s duties with respect to the Fund, except those resulting from the willful misconduct, bad faith or gross negligence of an Indemnified Person or the Indemnified Person’s reckless disregard of such duties, and in the case of criminal proceedings, unless such Indemnified Person had reasonable cause to believe its actions
Exhibit 3-2

unlawful (collectively, “disabling conduct”). Indemnification shall be made following: (i) a final decision on the merits by a court or other body before which the proceeding was brought that the Indemnified Person was not liable by reason of disabling conduct or (ii) a reasonable determination, based upon a review of the facts and reached by (A) the vote of a majority of the Managers who are not parties to the proceeding or (B) legal counsel selected by a vote of a majority of the Board in a written advice, that the Indemnified Person is entitled to indemnification hereunder. The Fund shall advance to an Indemnified Person (to the extent that it has available assets and need not borrow to do so) reasonable attorneys’ fees and other costs and expenses incurred in connection with defense of any action or proceeding arising out of such performance or non-performance. The Subadviser agrees, and each other Indemnified Person will agree as a condition to any such advance, that in the event the Indemnified Person receives any such advance, the Indemnified Person shall reimburse the Fund for such fees, costs and expenses to the extent that it shall be determined that the Indemnified Person was not entitled to indemnification under this Section 6.

Notwithstanding any of the foregoing to the contrary, the provisions of this Section 6 shall not be construed so as to relieve the Indemnified Person of, or provide indemnification with respect to, any liability (including liability under Federal Securities laws, which, under certain circumstances, impose liability even on persons who act in good faith) to the extent (but only to the extent) that such liability may not be waived, limited or modified under applicable law or that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the provisions of this Section 6 to the fullest extent permitted by law.

7.	The sole parties to this Agreement in its entirety are the Adviser and the Subadviser. The Fund is a limited party to this Agreement, as solely a party to the indemnification provision in Section 6 of this Agreement The parties to this Agreement do not intend for this Agreement to benefit any beneficial owner of interests in the Fund or to be enforceable by such beneficial owners.

If you are in agreement with the foregoing, please sign the form of acceptance on the enclose counterpart hereof and return the same to us.

Exhibit 3-3

The foregoing is hereby accepted as of the date hereof.

Very truly yours,

NEUBERGER BERMAN MANAGEMENT LLC

By:
Title:

NB ALTERNATIVES ADVISERS LLC

By:
Title:

UST Global Private Markets Fund, LLC (solely as party to the indemnification in Section 6 of this Agreement)

By:
Title: [___]
Exhibit 3-4

EXHIBIT 4

UST GLOBAL PRIVATE MARKETS FUND, LLC

AUDIT COMMITTEE CHARTER

1.	The audit committee (the "Audit Committee") of the Board of Managers (the "Board") of UST Global Private Markets Fund, LLC (the “Fund”) shall be composed entirely of independent managers, which term shall mean each member of the Board ("Manager") (i) who is not an "interested person," as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, of the Fund; and (ii) who has not accepted directly or indirectly any consulting, advisory, or other compensatory fee from the Fund (other than fees for serving as a Manager or member of the Audit Committee). Each Manager serving on the Audit Committee shall have no relationship to the Fund or its investment adviser (the “Adviser”) that may interfere with the exercise of independence from management and the Fund. Membership of the Audit Committee shall be determined by the full Board from time to time at its sole discretion

The Board shall determine whether the Audit Committee has at least one member who is an "audit committee financial expert" ("ACFE"), as such term is defined in the rules adopted by the Securities and Exchange Commission (the “SEC”) to implement Section 407 of the Sarbanes-Oxley Act of 2002. The designation of a person as an ACFE shall not impose any greater responsibility or liability on that person than the responsibility or liability imposed on such person as a member of the Audit Committee, nor does it decrease the duties and obligations of other Audit Committee members or the Board.

2.	The Audit Committee shall meet at least once a year and is empowered to hold special meetings as circumstances require.
3.	The purposes of the Audit Committee are to:
(a)	assist the Board in its oversight of the Fund’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers;
(b)	assist the Board in its oversight of the quality and objectivity of the Fund’s financial statements and the independent audit thereof;
(c)	select, oversee and set the compensation of the Fund’s independent auditor (the “Auditor”) and to act as liaison between the Auditor and the full Board of Managers.

The function of the Audit Committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal controls, and the Auditor’s responsibility to plan and carry out the audit in accordance with auditing standards generally accepted in the United States. The Auditor is ultimately responsible to the Board of Managers and the Audit Committee, as representatives of the members of the Fund.

Exhibit 4-1

4.	The Auditor shall report directly to the Audit Committee.
5.	To carry out its purposes, the Audit Committee shall have the following duties and powers:
(a)	Selection of Auditor.
(i)	The Audit Committee shall pre-approve the selection of the Auditor and shall recommend the selection, retention or termination of the Auditor to the full Board and, in connection therewith, shall evaluate the independence of the Auditor, including whether the Auditor provides any consulting, auditing or non-audit services to the Adviser or its affiliates. The Audit Committee shall review the Auditor’s specific representations as to its independence.
(ii)	The Audit Committee shall review and approve the fees charged by the Auditor for audit and non-audit services in accordance with the pre-approval requirements set forth in (d) below. The Fund shall provide for appropriate funding, as determined by the Audit Committee, to compensate the Auditor for any authorized service provided to the Fund.
(iii)	The Audit Committee shall ensure that the Auditor prepares and delivers annually to the Audit Committee a report describing: (i) the Auditor's internal quality control procedures; (ii) any material issues raised by the most recent internal quality control review or peer review of the Auditor, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the Auditor, and any steps taken to deal with any such issues; and (iii) all relationships between the Auditor and the Fund.
(b)	Meetings With Auditors.

The Audit Committee shall meet with the Auditor, including private meetings, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to provide the Auditor the opportunity to report to the Audit Committee, on a timely basis, all critical accounting policies and practices to be used; (iii) to discuss any matters of concern relating to the Fund’s financial statements, including (a) any adjustments to such statements recommended by the Auditor, or other results of said audit(s), and (b) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the Auditor; (iv) to provide the Auditor the opportunity to report to the Audit Committee, on a timely basis, any material written communication between the Auditor and management such as any management letter or schedule of unadjusted differences; (v) to provide the Auditor the opportunity to report all non-audit services provided to

Exhibit 4-2

any entity in the “investment company complex”3 that were not pre-approved by the Audit Committee; (vi) in accordance with Statement of Auditing Standards No. 61, as amended, to consider the auditors’ comments with respect to the Fund’s financial policies, procedures and internal accounting controls and responses thereto by the Fund’s officers; (vii) to review the form of written opinion the Auditor proposes to render to the Board and members of the Fund; and (viii) to provide the Auditor the opportunity to report on any other matter that the Auditor deems necessary or appropriate to discuss with the Audit Committee.

(c)	Change in Accounting Principles.

The Audit Committee shall consider the effect upon the Fund of any changes in accounting principles or practices proposed by the Auditor or the Fund’s officers.

(d)	Pre-Approval Requirements.
(i)	Pre-Approval Requirements. Before the Auditor is engaged by the Fund to render audit or non-audit services, either:
a.	The Audit Committee shall pre-approve all auditing services and permissible non-audit services (e.g., tax services) provided to the Fund. The Audit Committee may delegate to one or more of its members the authority to grant pre-approvals. The decisions of any member to whom authority is delegated under this section shall be presented to the full Audit Committee at each of its scheduled meetings; or
b.	The engagement to render the auditing service or permissible non-audit service is entered into pursuant to pre-approval policies and procedures established by the Audit Committee. Any such policies and procedures must (1) be detailed as to the particular service and (2) not involve any delegation of the Audit Committee’s responsibilities to the Adviser. The Audit Committee must be informed of each service entered into pursuant to the policies and procedures. A copy of any such policies and procedures shall be attached as an exhibit to the Audit Committee Charter.
(ii)	De Minimis Exceptions to Pre-Approval Requirements. Pre-Approval for a service provided to the Fund other than audit, review or attest services is not required if: (1) the aggregate amount of all such non-audit services provided to the Fund constitutes not more than 5 percent of the total amount of revenues paid by the Fund to the Auditor during the fiscal year in which the non-audit services are provided; (2) such services were not recognized by the Fund at the time of the engagement to be non- audit

3 “Investment Company Complex” means the Fund, the Adviser and any entity controlled by, controlling or under common control with the Adviser if such entity is an investment adviser or is engaged in the business of providing administrative, custodian, underwriting or transfer agent services to the Fund or Adviser.

Exhibit 4-3

services; and (3) such services are promptly brought to the attention of the Audit Committee and are approved by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee prior to the completion of the audit.

(iii)	Pre-Approval of Non-Audit Services Provided to the Adviser and Certain Control Persons. The Audit Committee shall pre-approve any non-audit services proposed to be provided by the Auditor to (a) the Adviser and (b) any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Fund, if the Auditor’s engagement with the Adviser or any such control persons relates directly to the operations and financial reporting of the Fund.

Application of De Minimis Exception: The De Minimis exception set forth above under Section S(d)(ii) applies to pre-approvals under this Section (iii) as well, except that the “total amount of revenues” calculation is based on the total amount of revenues paid to the Auditor by the Fund and any other entity that has its services approved under this Section (i.e., the Adviser or any control person).

(iv)	The pre-approval requirements set forth above are optional to the extent that any engagement is entered into with the Auditor prior to May 6, 2003 (the effective date of the SEC regulations establishing such requirements).[4] Engagements entered into prior to May 6, 2003, are subject to any limitations set forth in the transition and grandfathering provisions in the SEC rules.
(e)	Prohibited Activities of the Auditor. An auditor who is performing the audit for the Fund may not perform contemporaneously (during the audit and professional engagement period) the following non-audit services for the Fund:
(1)	bookkeeping or other services related to the accounting records or financial statements of the Fund;
(2)	financial information systems design and implementation;
(3)	appraisal or valuation services, fairness opinions, or contribution-in-kind reports;
(4)	actuarial services;
(5)	internal audit outsourcing services;

4 The final rules adopted by the Securities and Exchange Commission relating to pre-approval requirements are set forth in Strengthening the Commission’s Requirements Regarding Auditor Independence, Release No. IC-25915 (Jan. 28, 2003).

Exhibit 4-4

(6)	management functions or human resources;
(7)	broker or dealer, investment adviser, or investment banking services;
(8)	legal services and expert services unrelated to the audit; and
(9)	any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

The Auditor will be responsible for informing the Audit Committee of whether it believes that a particular non-audit service is permissible or prohibited pursuant to applicable regulations and standards.

(f)	Investigate improprieties or suspected improprieties in Fund operations.
(g)	Report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.
6.	The Audit Committee shall have the opportunity to meet with the Chief Financial Officer of the Fund and with personnel of the Adviser.
7.	The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Fund.
8.	The Audit Committee shall review this Charter on an annual basis and recommend any changes to the full Board of Managers.
Exhibit 4-5

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.

2) Go to website www.proxyvote.com

3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.

2) Call 1-800-690-6903

3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.

2) Check the appropriate boxes on the proxy card below.

3) Sign and date the proxy card.

4) Return the proxy card in the envelope provided.

PLEASE DO NOT VOTE USING MORE THAN ONE METHOD
DO NOT MAIL YOUR PROXY CARD IF YOU VOTE BY
INTERNET OR TELEPHONE

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M95143-S35174 KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

UST GLOBAL PRIVATE MARKETS FUND, LLC

Proposals – The Board of Managers recommends a vote FOR Proposals 1, 2 and the election of Managers in Proposal 3.

		For	Against	Abstain	3.	Election of Managers		For	Withhold

1.	Approval of New Advisory Agreement	☐	☐	☐		3a.	Alan Brott	☐	☐
2.	Approval of Sub-Advisory Agreement	☐	☐	☐		3b.	Victor F. Imbimbo, Jr.	☐	☐
						3c.	Stephen V. Murphy	☐	☐
						3d.	Thomas G. Yellin	☐	☐
					4.	In their discretion, on such other business as may properly come before the Meeting or any adjournment or postponement thereof.

If this proxy is properly executed and received by the Fund prior to the Meeting, the units in the Fund represented hereby will be voted in the manner directed on this proxy card. If no directions are given, this proxy will be voted “FOR” Proposals 1 and 2 and the election of Managers in Proposal 3.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

Please date and sign exactly as name appears on this proxy card. Individuals, joint tenants and IRA investors, please sign exactly as name appears on this proxy card. With respect to entity investors, each person required to sign under the investor's governing documents must sign. Executors, administrators, trustees, etc. should give their full title. If more than one authorized signatory is required, each signatory should sign. If units in the Fund are held jointly, each holder should sign.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Proxy Statement is available at www.proxyvote.com.

M95144-S35174

UST GLOBAL PRIVATE MARKETS FUND, LLC

PROXY SOLICITED ON BEHALF OF THE

BOARD OF MANAGERS FOR THE

SPECIAL MEETING OF MEMBERS TO BE HELD ON AUGUST 6, 2015

The undersigned hereby appoints James D. Bowden and Mark J. Bonner as proxy, with full power to appoint one or more substitutes, and hereby authorizes each of them (with full power to act alone) to represent and to vote, as designated on the reverse side, the units in UST Global Private Markets Fund, LLC (the "Fund") held of record by the undersigned on June 29, 2015, at the Special Meeting (the "Meeting") of Members of the Fund to be held at the offices of the Fund, 225 Franklin Street, Boston, MA 02110, on August 6, 2015 at 11:00 a.m. (Eastern Time) and at any and all adjournments and postponements thereof, with all the powers the undersigned would possess if personally present at such Meeting, and hereby revokes any proxies that may previously have been given by the undersigned with respect to the units in the Fund covered hereby. Without limiting the general authorization given by this Proxy, the proxies are, and each of them is, instructed to vote or act as specified on the reverse side on the proposals set forth in the Proxy. I acknowledge receipt of the Notice of Special Meeting of Members and the Proxy Statement dated July 20, 2015.

Only properly executed proxies received before the Meeting will be voted at the Meeting or any adjournment or postponement thereof.